Prospectus
J.P. Morgan Money Market Funds
Token Class Shares
May 13, 2026, as supplemented August 17, 2026
GOVERNMENT FUND
JPMorgan OnChain Liquidity-Token Money Market Fund
Ticker: JLTXX
The Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

JPMorgan OnChain Liquidity-Token Money Market Fund
Class/Ticker: Token Class/JLTXX
The Fund’s Objective
The Fund seeks to provide current income while maintaining liquidity and stability of principal.
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below.
ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
Token Class
Management Fees	0.08%
Other Expenses	0.63
Service Fees	0.10
Remainder of Other Expenses	0.53
Total Annual Fund Operating Expenses	0.71
Fee Waivers and/or Expense Reimbursements [1]	(0.55)
Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements [1]	0.16
1
The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections, and extraordinary expenses) exceed 0.16% of the average daily net assets of Token Class Shares. The Fund may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Fund’s adviser, shareholder servicing agent and/or administrator have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market funds on the Fund’s investment in such money market funds. These waivers are in effect through 6/30/2028, at which time it will be determined whether such waivers will be renewed or revised. To the extent that the Fund engages in securities lending, affiliated money market fund fees and expenses resulting from the Fund’s investment of cash received from securities lending borrowers are not included in Total Annual Fund Operating Expenses and therefore, the above waivers do not apply to such investments.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 6/30/2028 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.
WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years
TOKEN CLASS SHARES ($)	16	113
The Fund’s Main Investment Strategy
Under normal conditions, the Fund invests its assets exclusively in:
●
U.S. Treasury bills, bonds and notes (collectively, “U.S. Treasury securities”), and
●
overnight repurchase agreements collateralized fully by U.S. Treasury securities and/or cash.
The debt securities described above carry different interest rates, maturities and issue dates.
The Fund is a money market fund managed in the following manner:
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The Fund seeks to maintain a net asset value (NAV) of $1.00 per share.
●
The Fund will only buy U.S. Treasury securities that have remaining maturities of 93 days or less or are issued with maturities of 93 days or less.
●
The dollar-weighted average maturity of the Fund will be 60 days or less and the dollar-weighted average life to maturity will be 120 days or less; however, due to the immediately preceding bullet point, the Fund expects to have a dollar-weighted average life to maturity of significantly less than 120 days.
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The Fund invests only in U.S. dollar-denominated securities.
●
The Fund seeks to invest in securities that present minimal credit risk.
The Fund will generally hold a portion of its assets in cash, primarily to meet redemptions.
The Fund invests in a manner intended to satisfy the requirements for eligible reserve assets that stablecoin issuers are required to maintain under the Guiding and Establishing National Innovation for U.S. Stablecoins Act (otherwise referred to as the GENIUS Act) and regulations adopted thereunder, to support investment in the Fund by stablecoin issuers seeking to comply with such requirements.
The Fund intends to qualify as a “government money market fund,” as such term is defined in or interpreted under Rule 2a-7 under the Investment Company Act of 1940, as amended (“Investment Company Act”). “Government money market funds” are required to invest at least 99.5% of their assets in (i) cash, (ii) securities issued or guaranteed by the United States or certain U.S. government agencies or instrumentalities and/or
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JPMorgan OnChain Liquidity-Token Money Market Fund (continued)
(iii) repurchase agreements that are collateralized fully, and are exempt from requirements that permit money market funds to impose a liquidity fee. While the J.P. Morgan Funds’ Board of Trustees (the “Board”) may elect to subject the Fund to liquidity fee requirements in the future, the Board has not elected to do so at this time. A government money market fund may also include investments in other government money market funds as an eligible investment for purposes of the 99.5% requirement above.
The Fund’s adviser seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities and issue dates.
Use of Blockchain
As described further below, the Fund uses blockchain technology to provide a means for investors to submit transaction instructions (hereinafter referred to as “requests”) with respect to Fund shares using the blockchain. The blockchain technology used by the Fund is designed, deployed, and maintained by Kinexys Digital Assets (“KDA”), a business unit within JPMorgan Chase Bank, N.A., an affiliate of the Fund’s adviser. The following “Use of Blockchain” section describes what blockchain technology is and how the Fund uses it.
The Fund’s transfer agent, on behalf of the Fund, maintains the official record of share ownership for the Fund in traditional book-entry form (the Investor Register). “Token balances” attributed to an investor’s “blockchain address” (as described below) are intended to correspond one-for-one with the number of Fund shares owned by the investor, although, as described below, the Investor Register and the amount of token balances attributed to an investor’s blockchain address may not always align with one another. This use of token balances is referred to as “tokenization.” The token balances, and the “smart contract” technology that underlies them (as described below), can be used by investors to submit transaction requests with respect to Fund shares to the Fund. In just the same way as for transaction requests submitted through regular-way, non-blockchain means, the transfer agent, on behalf of the Fund, will process transaction requests submitted using the blockchain and, if successfully processed, register such transactions on the Investor Register.
The transfer agent, on behalf of the Fund, will process transaction requests (i.e., both those submitted through regular-way, non-blockchain means and by blockchain means), and then register all successfully processed transactions on the Investor Register, on at least a daily basis during business days under normal conditions. (For information regarding the proper submission of transaction requests, including relevant cut-off times, see the section “How Your Account Works” in the Fund’s prospectus.) Upon registration of transactions on the Investor Register, the transfer agent, on behalf of the Fund, will transmit the relevant information regarding such transactions to KDA so that KDA, through the use of its blockchain technology, can then, on behalf of the Fund, reflect, if necessary, the new balance of tokens attributed to each investor’s “blockchain address.” As noted above, the Investor Register constitutes the official record of share ownership, and therefore legal ownership of shares does not transfer to an investor until the transaction in those shares is registered on the Investor Register. Similar to traditional fund recordkeeping systems, the Investor Register is under the full and complete control of the Fund (through the transfer agent), as are the token balances on the blockchain (through KDA).
The Investor Register and token balances on the blockchain may not always align with one another. This could occur, for example, due to the fact that the transfer agent only registers transactions on the Investor Register on business days, but investors can submit transaction requests using the blockchain on non-business days (and, in certain circumstances, such transaction requests would result in the transfer of token balances, but not Fund shares, from one investor to another). The Investor Register will be determinative of share ownership, not the token balances on the blockchain.
A blockchain is an open, distributed ledger that digitally records transactions in a verifiable way using cryptography. A distributed ledger is a database in which data is stored in a decentralized manner. Cryptography is a method of storing and transmitting data in a particular form so that only those for whom it is intended can read and process it. A blockchain stores transaction data in “blocks” that are linked together to form a “chain”, and hence the name blockchain. Transactions on the blockchain are verified and authenticated by computers on the network. The process of authenticating a transaction before it is recorded ensures that only valid and authorized transactions are permanently recorded as “blocks” on the blockchain.
The KDA blockchain technology used by the Fund creates a permissioned system that operates on top of public blockchains. The permissioned system is established through a combination of policies, procedures, and technological controls which collectively seek to ensure that the transactions in token balances on the blockchain operate under the full and complete control and oversight of the Fund. To create and maintain this permissioned structure on top of public blockchains, the Fund must first approve each “blockchain address” (as described below) and then associate such address with the relevant identifying information of the shareholder, which is maintained in one or more off-chain registries (i.e., separate databases that are not available to the public and are used to, among other things, satisfy anti-money laundering regulations). Permission is granted only to approved addresses, sometimes referred to as “allow-listing”, thereby restricting the ability to transact in token balances to preapproved participants.
Protocols referred to as “smart contracts” are used as part of the operational framework to enforce compliance with the Fund’s policies and procedures, as applicable. Smart contracts are self-executing computer code that effectuate actions based upon predetermined conditions. Specifically, smart contracts
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have been developed to support functions such as “minting” (creating a new token balance) and “burning” (removing a token balance from circulation), as well as restrictions to prevent unauthorized interaction with the token balances (e.g., transfers of token balances to or from unapproved addresses) and the ability to claw back token balances to the extent that the amount of token balances attributed to an investor’s blockchain address does not align with the Investor Register. In addition, as further discussed in the section “How Your Account Works” in the Fund’s prospectus, smart contracts are utilized to permit shareholders to submit redemption requests for Fund shares through transfer of relevant token balances to a specified “burn address.” These smart contracts (the “Fund Smart Contracts”) are designed, deployed, and maintained by KDA and subject to oversight by the Fund and its adviser. In this manner, this permissioned system is intended to prevent transactions in token balances by or with unknown persons or unknown blockchain addresses, even if the underlying blockchain network is permissionless.
In order to facilitate the use of blockchain technology, each investor purchasing or holding shares must have a “blockchain address” (also referred to as a public address) – one will not be provided to you. In connection with such address, each investor may use a “blockchain wallet,” which is a software application that stores a user’s “private key”. A “private key” is one of two unique alphanumeric strings in a cryptographic “key pair.” A key pair consists of a “public key” and its corresponding private key, both of which are lengthy alphanumeric codes, derived together and possessing a unique relationship. The private key is used by the owner of a blockchain address to send (i.e., digitally sign and authenticate) instructions to the blockchain to submit transaction requests with respect to Fund shares and is private to the address owner. The corresponding “public key” is public, and the public address derived from such public key allows others on the applicable blockchain to transfer token balances to the public address when permitted. The blockchain will only record public key information, including the public address. Generally, when a private key is stolen or lost, the address is compromised and the token balances linked to that address could be inaccessible to the investor or subject to the risk of misappropriation. Notwithstanding these risks, because of the permissioned system described above, the Fund maintains controls that are designed to correct errors or unauthorized transactions in token balances for all investor addresses on any blockchain utilized by the Fund. The Fund, however, has sole discretion in determining if, and under what circumstances, it will perform any such corrections. The Fund is not obligated to perform any such corrections, and its decision in this regard, including any action or inaction taken by the Fund, is dispositive.
Investors are required to create and manage their own blockchain addresses. The investor or its third-party wallet provider, if any, is responsible for maintaining the private key associated with the address.
Blockchain addresses must be approved by the Fund and must be compatible with the blockchain network that the investor seeks to use and that is made available for use by the Fund. It is the investor’s responsibility for ensuring such compatibility. The Ethereum blockchain, a public blockchain network, is currently the only available blockchain for use by investors, although expansion to other blockchains is anticipated in the future. Only addresses approved by the Fund will be added to the “allow list” and only addresses on the “allow list” are authorized to purchase, redeem or transfer token balances, and therefore to submit transaction requests with respect to Fund shares. As noted above, the Fund maintains controls that are designed to correct errors or unauthorized transactions in token balances, regardless of whether the private key for an investor’s wallet is maintained by the investor or its third-party wallet provider.
The use of token balances to submit transaction requests with respect to Fund shares on the blockchain will not affect the Fund’s investments in securities. The Fund will not invest in any native digital assets (referred to as, among other things, virtual currencies).
If you purchase or hold Fund shares through a Financial Intermediary, you may not be able to hold token balances directly in a blockchain wallet that you control and, as a result, you may not be able to utilize certain token-related functionality described in this prospectus, including submitting transaction requests through direct interaction with the Fund Smart Contracts, on-chain redemptions via transfers to the burn address, or peer-to-peer transfers of token balances. The availability of token-related functionality for shareholders that invest through Financial Intermediaries will depend on the services and arrangements offered by the applicable Financial Intermediary, and may differ from the functionality available to shareholders that hold Fund shares directly with the Fund. You should consult your Financial Intermediary regarding the availability of any token-related services in connection with your investment in the Fund.
The Fund’s Main Investment Risks
The Fund is subject to management risk and the Fund may not achieve its objective if the adviser’s expectations regarding particular instruments or interest rates are not met.
You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. Neither Fund shares nor token balances are stablecoins (including "payment stablecoins" as defined in the GENIUS Act), and the Fund is not a stablecoin issuer (including a "permitted payment stablecoin issuer" as defined in the GENIUS Act). An investment in the Fund is also not a bank account or other deposit-based product and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor is not required to reimburse the Fund for losses, and
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JPMorgan OnChain Liquidity-Token Money Market Fund (continued)
you should not expect that the sponsor will provide financial support to the Fund at any time, including during periods of market stress.
An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.
The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s performance and ability to meet its investment objective.
Interest Rate Risk. The Fund’s investments in bonds and other debt securities will change in value based on changes in interest rates. If rates increase, the value of these investments generally declines. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value. The Fund may invest in variable and floating rate securities. Although these instruments are generally less sensitive to interest rate changes than fixed rate instruments, the value of variable and floating rate securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. The Fund may face a heightened level of interest rate risk due to certain changes in monetary policy. It is difficult to predict the pace at which central banks or monetary authorities may change interest rates or the timing, frequency, or magnitude of such changes. Any such changes could be sudden and could expose debt markets to significant volatility and reduced liquidity for Fund investments.
Credit Risk. The Fund’s investments are subject to the risk that issuers, guarantors and/or counterparties will fail to make payments when due or default completely. Prices of the Fund’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality. Credit spreads may increase, which may reduce the market values of the Fund’s securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.
General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, financial system instability, debt crises and downgrades, embargoes, tariffs, trade wars, retaliatory trade measures, sanctions and other trade barriers, supply chain disruptions, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics or the threat or potential of one or more such factors and occurrences.
Government Securities Risk. U.S. Government securities are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. The income generated by investments may not keep pace with inflation. Actions by governments and central banking authorities could result in changes in interest rates. Periods of higher inflation could cause such authorities to raise interest rates, which may adversely affect the Fund and its investments. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal (e.g., Congressional debt ceiling impasses). This would result in losses to the Fund. U.S. Government securities include zero coupon securities, which tend to be subject to greater market risk than interest-paying securities of similar maturities.
Blockchain Technology Risk. Blockchain technology is a relatively new and untested technology that operates as a distributed ledger. There are risks associated with the Fund’s use of blockchain technology in the manner described herein, including, for example, the possibility of: (i) the blockchain technology not working as intended, which could cause issues with, among other things, the ability for transaction requests to be submitted using, and token balances to be reflected timely and appropriately on, the blockchain; (ii) delays in transaction processing, which are outside of the Fund’s control, resulting from, among other things, the inability of nodes, which are computers participating in a blockchain network, to reach consensus on transactions; (iii) security, privacy or other regulatory concerns resulting from the rapidly-evolving regulatory landscape that could require changes in the way blockchain technology is used generally and also specifically used by the Fund; (iv) undiscovered technical flaws or unauthorized changes in the blockchain technology used by the Fund, or the manner in which private keys are held and secured; (v) cryptographic or other security measures that authenticate transactions for a blockchain to be compromised or “hacked”; (vi) new technologies or services that may inhibit access to a blockchain; (vii) a breach of one blockchain that could cause investors to lose trust in blockchain technology; (viii) differences in the way in
4  |  J.P. Morgan Money Market Funds

which investors can submit transaction requests with respect to the Fund’s shares, and how holdings in the Fund’s shares are reflected, as compared to a traditional mutual fund, which could make the resolution of issues involving Fund shares more difficult under existing law; (ix) the native digital asset of a supported network being deemed to be a security or is being offered and sold as an investment contract, and thus a security, which could impact one’s ability to acquire the native digital asset for purposes of paying blockchain transaction fees, and/or otherwise disrupt the operations of the network; (x) the volatility of blockchain network transaction fees; and (xi) a blockchain network experiencing a “fork” (i.e., “split”) of the network, which could result in the existence of two or more versions of the blockchain network running in parallel, but with each version’s native asset lacking interchangeability, potentially competing with each other for users and other participants. Because blockchain wallets are not being provided, investors are responsible for securing their private key against loss or theft. Any future regulatory developments could affect the viability and expansion of the use of blockchain technology.
Smart contracts, like all software code, are exposed to the risk that the code contains an error or other security vulnerability, which can lead to adverse impacts on the Fund or its shareholders, including, but not limited to, disruption of the Fund’s operational capacity and delays or uncertainty in the transfer agent’s record of the correct and valid owner of a given share, potentially leading to extended legal processes to determine ownership and delays in the timely redemption of shares.
Cyber Security and Technology Risk. As the use of technology has become more prevalent in the course of business, and in particular because of the Fund’s use of blockchain technology (including the use of the Fund Smart Contracts), the Fund has become more susceptible to operational and financial risks associated with cyber security and technology, including: theft, loss, misuse, improper release, corruption and destruction of, or unauthorized access to, confidential or highly restricted data relating to the Fund and its shareholders; processing and human errors; inadequate or failed internal or external processes; failures in systems and technology; errors in blockchain, smart contract and other technology used with respect to the Fund; changes in personnel; errors caused by third parties or trading counterparties; and compromises or failures to systems, networks, devices and applications relating to the operations of the Fund and its service providers. These risks may result in financial losses to the Fund and its shareholders; the inability of the Fund to transact business with its shareholders; delays or mistakes in the calculation of the Fund’s NAV or other materials provided to shareholders; errors in the Investor Register or the amount of token balances attributed to each investor’s blockchain address; the inability to process transactions with shareholders or other parties; violations of privacy and other laws; regulatory fines, penalties and reputational damage; and compliance and remediation costs, legal fees and other expenses. The Fund’s service providers (including, but not limited to, the adviser, any sub-advisers, administrator, transfer agent, and custodian or their agents), KDA, blockchain networks used by the Fund, financial intermediaries and parties with which the Fund engages in portfolio or other transactions also may be adversely impacted by these risks in their own businesses, which could result in losses to the Fund or its shareholders. For instance, if there are data security breaches of the off-chain database(s) that maintain the information necessary to link an investor’s identity with such investor’s token balances on the blockchain, and such information is stolen, the stolen information could be used to determine a shareholder’s identity and complete investing history in the Fund as reflected on the blockchain. In addition, if there is a cyber security or other technology-related incident that results in tampering to, or errors in, the Investor Register or the process by which token balances are reflected on the blockchain on the basis of updates to the Investor Register, the Fund and its shareholders could experience losses, especially if shareholders engage in peer-to-peer transfers of token balances for value on the basis of incorrect token balances resulting from such tampering or errors. While measures have been developed which are designed to reduce the risks associated with cyber security and other technology-related incidents, there is no guarantee that those measures will be effective, particularly since the Fund does not directly control the cyber security defenses or plans, or technological infrastructures, of their service providers (including the transfer agent), KDA, blockchain networks used by the Fund, financial intermediaries and companies in which they invest or with which they do business.
Stablecoin Issuer Shareholder Transactions Risk. Shares of the Fund are expected to be held by one or more stablecoin issuers as all or a portion of the reserve assets that back the stablecoins issued to their customers. Stablecoins generally are a type of cryptocurrency that are designed to maintain a stable value by pegging their value to another asset, such as a fiat currency like the U.S. dollar, and stablecoin holders generally are permitted to redeem their stablecoins for a fixed amount of value. Although the Fund does not invest in stablecoins or stablecoin issuers, the assets of the Fund are expected to fluctuate depending on the creation (minting) of additional stablecoins or the redemption (burning) of outstanding stablecoins by stablecoin issuers who are Fund shareholders. Stablecoins are relatively new and may face periods of uncertainty and volatility that result in the potential for rapid and/or unexpected requests for redemption of the Fund’s shares (including requests by multiple stablecoin issuers at the same time). Such redemption requests could occur, for example, if there was uncertainty about even one stablecoin issuer's ability to maintain (or there was actual failure by one stablecoin issuer to maintain) a consistent peg between the stablecoins issued to its customers and another asset, such as a fiat currency like the U.S. dollar. These events could result in all stablecoins facing a universal risk of increased redemption pressures, which in turn could create redemption pressures on the Fund. Redemption requests for Fund shares from stablecoin
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JPMorgan OnChain Liquidity-Token Money Market Fund (continued)
issuers (including multiple such requests that occur at the same time, including for the reasons described above) could adversely affect remaining Fund shareholders, the Fund’s liquidity, and the Fund’s ability to maintain a stable price per share, particularly if such redemptions occur in times of overall market turmoil or declining prices. Future legislative or regulatory developments, including, but not limited to, rulemaking pursuant to the GENIUS Act, may affect the investments or investment strategies available in connection with managing the Fund and may impact the ability of the Fund to be used as a reserve backing the outstanding stablecoins of stablecoin issuers. Because the Fund intends to invest only in certain eligible reserve assets that stablecoin issuers are required to maintain under the GENIUS Act, the Fund’s yield may be lower than that of other money market funds that are permitted to invest in a wider universe of investments, including those with longer maturities.
Neither Fund shares nor token balances are stablecoins (including "payment stablecoins" as defined in the GENIUS Act), and the Fund is not a stablecoin issuer (including a "permitted payment stablecoin issuer" as defined in the GENIUS Act).
Transactions Risk. The Fund could experience a loss and its liquidity may be negatively impacted when selling securities to meet redemption requests. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.
Net Asset Value Risk. There is no assurance that the Fund will meet its investment objective of maintaining a NAV of $1.00 per share on a continuous basis. Furthermore, there can be no assurance that the Fund’s affiliates will purchase distressed assets from the Fund, make capital infusions, enter into capital support agreements or take other actions to ensure that the Fund maintains a NAV of $1.00 per share. In the event any money market fund fails to maintain a stable NAV, other money market funds, including the Fund, could face a universal risk of increased redemption pressures, potentially jeopardizing the stability of their NAVs. In general, certain other money market funds have in the past failed to maintain stable NAVs and there can be no assurance that such failures and resulting redemption pressures will not occur in the future.
Repurchase Agreement Risk. There is a risk that the counterparty to a repurchase agreement will default or otherwise become unable to honor a financial obligation and the value of your investment could decline as a result.
Risk Associated with the Fund Holding Cash. The Fund will generally hold a portion of its assets in cash, primarily to meet redemptions. Cash positions may hurt performance and may subject the Fund to additional risks and costs, such as increased exposure to the custodian bank holding the assets and any fees imposed for large cash balances.
Prepayment Risk. The issuer of certain securities may repay principal in advance, especially when yields fall. Changes in the rate at which prepayments or redemptions occur can affect the return on investment of these securities. When debt obligations are prepaid or when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher coupons, resulting in an unexpected capital loss.
Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. It is possible to lose money by investing in the Fund.
The Fund’s Past Performance
The Fund has not commenced operations as of the date of this prospectus and therefore, has no reportable performance history. Once the Fund has operated for at least one calendar year, a bar chart and performance table will be included in the prospectus to show the performance of the Fund. When such information is included, this section will provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance history from year to year. Although past performance of the Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-766-7722.
Management
J.P. Morgan Investment Management Inc. (the adviser)
Purchase and Sale of Fund Shares
Purchase Minimums
For Token Class Shares
To establish an account	$1,000,000
To add to an account	No minimum levels
You may purchase or redeem shares on any business day that the Fund is open:
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Through your financial intermediary
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By writing to, and opening an account with, J.P. Morgan Institutional Funds Service Center, P.O. Box 219265, Kansas City, MO 64121-9265
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After you open an account, by placing an order through:
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Morgan Money, a platform operated by an affiliate of the Fund’s adviser that is made available only to institutional investors, by logging in with the credentials provided to you during the account opening process;
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●
Direct interaction with the Fund Smart Contracts using a blockchain interaction tool (redemptions only); or
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J.P. Morgan Institutional Funds Service Center by calling 1-800-766-7722
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.
Certain record owners of Fund shares may be trust or other accounts maintained by state or federally chartered crypto banks or other financial intermediaries in the digital asset ecosystem (“Digital Asset Intermediaries”). Digital Asset Intermediaries may provide custody, staking, governance, settlement and/or other services to their customers, who may be payment stablecoin issuers or end-users of payment stablecoins. In consideration of these shareholder services, the Fund’s adviser and/or its affiliates may make payments to one or more Digital Asset Intermediaries. Any such payments will be made by the adviser and/or such affiliates out of their own legitimate profits. Such payments may be separate from or in addition to any amounts paid under a shareholder servicing agreement.
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More About the Fund
Additional Information About the Fund's Investment Strategies
Under normal conditions, the Fund invests its assets exclusively in:
●
U.S. Treasury bills, bonds and notes (collectively, “U.S. Treasury securities”), and
●
overnight repurchase agreements collateralized fully by U.S. Treasury securities and/or cash.
The debt securities described above carry different interest rates, maturities and issue dates.
The Fund is a money market fund managed in the following manner:
●
The Fund seeks to maintain a net asset value (“NAV”) of $1.00 per share.
●
The Fund will only buy U.S. Treasury securities that have remaining maturities of 93 days or less or are issued with maturities of 93 days or less.
●
The dollar-weighted average maturity of the Fund will be 60 days or less and the dollar-weighted average life to maturity will be 120 days or less; however, due to the immediately preceding bullet point, the Fund expects to have a dollar-weighted average life to maturity of significantly less than 120 days. For a discussion of dollar-weighted average maturity and dollar-weighted average life to maturity, please see page 28.
●
The Fund invests only in U.S. dollar-denominated securities.
●
The Fund seeks to invest in securities that present minimal credit risk.
The Fund will generally hold a portion of its assets in cash, primarily to meet redemptions.
The Fund invests in a manner intended to satisfy the requirements for eligible reserve assets that stablecoin issuers are required to maintain under the Guiding and Establishing National Innovation for U.S. Stablecoins Act (otherwise referred to as the GENIUS Act) and regulations adopted thereunder, to support investment in the Fund by stablecoin issuers seeking to comply with such requirements.
The Fund intends to qualify as a “government money market fund,” as such term is defined in or interpreted under Rule 2a-7 under the Investment Company Act of 1940, as amended (“Investment Company Act”). “Government money market funds” are required to invest at least 99.5% of their assets in (i) cash, (ii) securities issued or guaranteed by the United States or certain U.S. government agencies or instrumentalities and/or (iii) repurchase agreements that are collateralized fully, and are exempt from requirements that permit money market funds to impose a liquidity fee. While the J.P. Morgan Funds’ Board of Trustees (the “Board”) may elect to subject the Fund to liquidity fee requirements in the future, the Board has not elected to do so at this time. A government money market fund may also include investments in other government money market funds as an eligible investment for purposes of the 99.5% requirement above. Although not a main strategy, to the extent the Fund invests in other government money market funds (including affiliated government money market funds), it intends to limit its investment in other government money market funds to those that invest in a manner intended to satisfy the requirements for eligible reserve assets that stablecoin issuers are required to maintain under the GENIUS Act and regulations adopted thereunder.
The Fund’s adviser seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities and issue dates.
The Fund will not acquire any security other than a daily liquid asset unless, immediately following such purchase, at least 25% of its total assets would be invested in daily liquid assets and the Fund will not acquire any security other than a weekly liquid asset unless, immediately following such purchase, at least 50% of its total assets would be invested in weekly liquid assets. “Daily liquid assets” means (i) cash; (ii) direct obligations of the U.S. Government; (iii) securities that will mature or are subject to a demand feature that is exercisable and payable within one business day and (iv) amounts receivable and due unconditionally within one business day on pending sales of portfolio securities. “Weekly liquid assets” means (i) cash; (ii) direct obligations of the U.S. Government; (iii) Government securities issued by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States, that are issued at a discount to the principal amount to be repaid at maturity without the provision for the payment of interest and have a remaining maturity of 60 days or less; (iv) securities that will mature or are subject to a demand feature that is exercisable and payable within five business days and (v) amounts receivable and due unconditionally within five business days on pending sales of portfolio securities.
The repurchase agreements in which the Fund invests may be with counterparties with varying degrees of credit quality.
The adviser also integrates financially material environmental, social and governance (ESG) factors as part of the Fund’s investment process (ESG Integration). ESG Integration is the systematic inclusion of ESG issues in investment analysis and investment decisions. As part of its security selection strategy, the adviser seeks to assess the impact of ESG factors on many issuers in the universe in which the Fund may invest. The adviser’s assessment is based on an analysis of key opportunities and risks across industries to seek
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to identify financially material issues with respect to the Fund’s investments in securities and ascertain key issues that merit engagement with issuers. These assessments may not be conclusive and securities of issuers that may be negatively impacted by such factors may be purchased and retained by the Fund while the Fund may divest or not invest in securities of issuers that may be positively impacted by such factors. In particular, ESG Integration does not change the Fund’s investment objective, exclude specific types of industries or companies or limit the Fund’s investable universe. The Fund is not designed for investors who wish to screen out particular types of companies or investments or are looking for a fund that meets specific ESG goals.
NON-FUNDAMENTAL INVESTMENT OBJECTIVE
An investment objective is fundamental if it cannot be changed without the consent of a majority of the outstanding shares of the
Fund. The investment objective for the Fund is not fundamental and may be changed without the consent of a majority of the outstanding shares of the Fund.

Please note that the Fund also may use strategies that are not described herein, but which are described in the Statement of Additional Information. The Fund currently expects that it may use such strategies only to the extent consistent with the requirements for eligible reserve assets that stablecoin issuers are required to maintain under the GENIUS Act and regulations adopted thereunder.
Use of Blockchain
Share Recording
As noted above, the Fund’s transfer agent, on behalf of the Fund, maintains the official record of share ownership for the Fund in traditional book-entry form (the Investor Register). Token balances attributed to an investor’s blockchain address, and the smart contract technology that underlies them, can be used by investors to submit transaction requests with respect to Fund shares to the Fund. Blockchain addresses must be approved by the Fund and must be compatible with the blockchain network that the investor seeks to use and that is made available for use by the Fund. It is the investor’s responsibility for ensuring such compatibility. The Ethereum blockchain, a public blockchain network, is currently the only available blockchain for use by investors, although expansion to other blockchains is anticipated in the future. Only addresses approved by the Fund will be added to the “allow list” and only addresses on the “allow list” are authorized to purchase, redeem or transfer token balances.
The transfer agent, on behalf of the Fund, will process transaction requests (i.e., both those submitted through regular-way, non-blockchain means and by blockchain means), and then register all successfully processed transactions on the Investor Register, on at least a daily basis during business days under normal conditions. For information regarding the proper submission of transaction requests, including relevant cut-off times, see the section “How Your Account Works” below. The Investor Register will constitute the official record of the Fund and govern the record ownership of Fund shares in all circumstances.
Similar to traditional fund recordkeeping systems, the Investor Register is under the full and complete control of the Fund (through the transfer agent), as are the token balances on the blockchain (through KDA). Accordingly, the Fund maintains controls that are designed to correct errors or unauthorized transactions in token balances for all investor addresses on any blockchain utilized by the Fund. While transactions recorded on a blockchain network can never be deleted, the Fund (through KDA) can effectively correct an unauthorized or erroneous transaction in token balances by adding an appropriate instruction to another subsequent block on the applicable blockchain (i.e., the prior activity on the blockchain would not be deleted, although the blockchain would be appended with the correct transactional history). A person or entity associated with a blockchain address to which token balances may be erroneously transferred would have no legal claim to any Fund shares on the basis of holding the erroneously transferred token balances. The Fund has sole discretion in determining if, and under what circumstances, it will perform any such corrections. The Fund is not obligated to perform any such corrections, and its decision in this regard, including any action or inaction taken by the Fund, is dispositive.
Information Available via Blockchains
Information recorded on a public blockchain, such as Ethereum, will be available to the public and will store the complete transaction history of token balances beginning with their issuance on the blockchain. As a result, robust and transparent data, other than shareholder identifying information, will be publicly available through one or more “blockchain explorer” tools capable of displaying activity on the applicable blockchain. Accordingly, token balances’ issuance, redemption and transfer data (but not a shareholder’s identifying information) will be exposed to the public. The identifying information necessary to associate a given token balance with the record owner of a Fund share will be maintained in one or more off-chain databases that are not available to the public. However, if there are data security breaches resulting in theft of the information necessary to link identity with the token balances, the stolen information could be used to determine a shareholder’s identity and complete investing history in the Fund.
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More About the Fund (continued)
In the event of a conflict between the Investor Register and token balances on the blockchain, the applicable blockchain will be updated with the relevant transactions to correct the token balances on the blockchain, and such updates will be recorded and viewable for transparency on the applicable blockchain as subsequent transactions. The Fund may also use the blockchain as a source of information, including in the case of a disputed transaction, such as via alleged fraud or theft. In such case, the Investor Register and the token balances on the blockchain will be updated, as applicable, to reflect any changes resulting from the dispute resolution process. To check your share ownership as recorded on the Investor Register, please visit your Morgan Money account or call 1-800-766-7722.
Blockchain Fees, Functionality and Transaction Processing
Users of blockchains must pay transaction fees to the blockchain in order to facilitate a transaction on the blockchain, and such fees, which vary from blockchain to blockchain, are typically in the form of the native digital asset for the operation of such blockchain (e.g., ether for Ethereum). For transactions initiated and effected by investors through direct interaction with the Fund Smart Contracts (e.g., an investor instructing the Fund to process a peer-to-peer transfer of Fund shares), transaction fees required for such transactions will be the responsibility of the investor, and the investor must purchase or maintain a sufficient amount of the blockchain network’s native digital asset at their blockchain address to pay such transaction fees. For all transactions other than those initiated and effected by investors through direct interaction with the Fund Smart Contracts, transaction fees required for such transactions will be the responsibility of the Fund’s adviser or its affiliates; investors will not be required to purchase or maintain any such blockchain network’s native digital asset at their blockchain address to pay such transaction fees.
Delays in transaction processing have been known to occur on blockchains. Such a delay may occur on account of, among other things, the inability of nodes to reach consensus on transactions. Nodes, which are typically hosted by third parties with specific hardware, generally form the infrastructure of a blockchain. Nodes on a blockchain are connected to each other and they exchange the latest blockchain data. Verification and confirmation of transactions requires a consensus of nodes. During a delay in transaction processing, it will not be possible to update token balances on the blockchain. Should such a delay occur for an extended period of time, the Fund could choose to either (i) limit the submission of transaction requests by shareholders to only regular-way, non-blockchain means, or (ii) provide shareholders with a means to submit transaction requests on a different network approved for use by the Fund, in each case until such time as the network has resumed normal operation. The Fund may choose to re-evaluate the suitability of a particular blockchain network for use by the Fund in the event of future or recurring delays or for other reasons.
Investment Risks
There can be no assurance that the Fund will achieve its investment objective.
The main risks associated with investing in the Fund are summarized in the “Risk/Return Summary” at the front of this prospectus. In addition to the Fund’s main risks, the Fund may be subject to additional risks in connection with investments and strategies used by the Fund from time to time. The table below identifies main risks and some of the additional risks for the Fund.
Please note that the Fund may also be subject to other risks that are described in the Statement of Additional Information.

An investment in the Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if the Fund is suitable for you.
The Fund is subject to the main risks designated as such in the table below, any of which may adversely affect the Fund’s net asset value (NAV), market price, performance and ability to meet its investment objective. The Fund may also be subject to additional risks that are noted in the table below, as well as those that are not described herein but which are described in the Statement of Additional Information.
OnChain Liquidity- Token Money Market Fund
Blockchain Technology Risk	•
Credit Risk	•
Cyber Security and Technology Risk	•
●
Main Risks
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OnChain Liquidity- Token Money Market Fund
Floating and Variable Rate Securities Risk	○
General Market Risk	•
Government Securities Risk	•
Interest Rate Risk	•
Net Asset Value Risk	•
New Fund Risk	○
Prepayment Risk	•
Regulatory and Legal Risk	○
Repurchase Agreement Risk	•
Risk Associated with the Fund Holding Cash	•
Stablecoin Issuer Shareholder Transactions Risk	•
Transactions and Liquidity Risk	•
Volcker Rule Risk	○
When-Issued, Delayed Settlement and Forward Commitment Transactions Risk	○
●
Main Risks
○
Additional Risks
Interest Rate Risk. The Fund invests in debt securities that change in value based on changes in interest rates. If rates increase, the value of these investments generally declines. On the other hand, if rates fall, the value of these investments generally increases. Your investment will decline in value if the value of these investments decreases. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value. The Fund may invest in variable and floating rate securities. Although these instruments are generally less sensitive to interest rate changes than fixed rate instruments, the value of variable and floating rate securities may decline if their interest rates do not rise as quickly or as much as general interest rates. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. The Fund may face a heightened level of interest rate risk due to certain changes or uncertainty in monetary policy.
Debt market conditions are highly unpredictable and some parts of the market are subject to dislocations. It is difficult to accurately predict the pace at which the Federal Reserve Board or other central bank or monetary authority will change interest rates any further, or the timing, frequency or magnitude of any such changes, and the evaluation of macro-economic and other conditions could cause a change in approach in the future. Any such changes could be sudden and could expose debt markets to significant volatility and reduced liquidity for Fund investments.
Credit Risk. There is a risk that the issuer, guarantor and/or a counterparty to a security, contract, repurchase agreement or other investment, will default or otherwise become unable to honor a financial obligation. The risk of defaults across issuers and/or counterparties increases in adverse market and economic conditions. The price and liquidity of a security can also be adversely affected if either its credit status or the market environment generally deteriorates and the probability of default rises. The value of your investment could decline as a result of these events. Prices of the Fund’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality. Credit spreads may increase, which may reduce the market values of the Fund’s securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.
General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, financial system instability, debt crises and downgrades, embargoes, tariffs, trade wars, retaliatory trade measures, sanctions and other trade barriers, supply chain disruptions, regulatory events, other governmental trade or market control programs and related geopolitical events.
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More About the Fund (continued)
The U.S. and other governments may renegotiate their global trade relationships and impose or threaten to impose significant import tariffs. The implementation of trade restrictions, currency controls, or similar measures (including retaliatory actions) could result in price volatility and overall declines in U.S. and global investment markets. The economic, fiscal, monetary and foreign policies of the U.S. government, including the imposition of tariffs, changes to its federal agencies and changes to regulatory policies, may impact the U.S. economy and could lead to increased market volatility.
In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics, or the threat or potential of one or more such factors and occurrences.
The effects of a global event to public health and business and market conditions may have a significant negative impact on the performance of the Fund’s investments, increase the Fund’s volatility, exacerbate pre-existing political, social and economic risks to the Fund, and negatively impact broad segments of businesses and populations. In addition, governments, their regulatory agencies, or self-regulatory organizations have taken or may take actions in response to a global event that affect the instruments in which the Fund invests, or the issuers of such instruments, in ways that could have a significant negative impact on the Fund’s investment performance. The ultimate impact of a global event and the extent to which the associated conditions and governmental responses impact the Fund will also depend on future developments, which are highly uncertain, difficult to accurately predict and subject to frequent changes.
Government Securities Risk. U.S. Government securities are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. The income generated by investments may not keep pace with inflation. Actions by governments and central banking authorities could result in changes in interest rates. Periods of higher inflation could cause such authorities to raise interest rates, which may adversely affect the Fund and its investments. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal (e.g., Congressional debt ceiling impasses). This would result in losses to the Fund. U.S. Government securities include zero coupon securities, which tend to be subject to greater market risk than interest-paying securities of similar maturities.
Blockchain Technology Risk. Blockchain technology is a relatively new and untested technology that operates as a distributed ledger. There are risks associated with the Fund’s use of blockchain technology in the manner described herein. For example, such use would be subject to the following risks (among others):
●
The blockchain technology used by the Fund may not work as intended, which could cause issues with, among other things, the ability for transaction requests to be submitted using, and token balances to be reflected timely and appropriately on, the blockchain.
●
Delays in transaction processing, which are outside of the Fund’s control, can occur on a blockchain network that is used by the Fund. Such delays could occur on account of, among other things, the inability of nodes, which are computers participating in a blockchain network, to reach consensus on transactions. During a delay in transaction processing, it will not be possible to update token balances on the blockchain. Should such a delay occur for an extended period of time, the Fund could choose to either (i) limit the submission of transaction requests by shareholders to only regular-way, non-blockchain means, or (ii) provide shareholders with a means to submit transaction requests on a different network approved for use by the Fund, in each case until such time as the network has resumed normal operation. The Fund may choose to re-evaluate the suitability of a particular blockchain network for use by the Fund in the event of future or recurring delays or for other reasons.
●
A rapidly-evolving regulatory landscape in the United States and in other countries might result in security, privacy or other regulatory concerns that could require changes to the way blockchain technology is used generally and also specifically by the Fund.
●
The possibility that there may be undiscovered technical flaws or unauthorized changes in the blockchain technology used by the Fund (in particular the Fund Smart Contracts), including in the process by which token balances are updated on the blockchain or by which the validity of a copy of such blockchain can be proven or the manner in which private keys are held and secured.
●
The possibility that cryptographic or other security measures that authenticate transactions for a blockchain could be compromised, or “hacked,” which could allow an attacker or unauthorized person to alter the blockchain and thereby disrupt the ability to corroborate definitive transactions recorded on the blockchain, including those that are fraudulent, erroneous or the result of theft.
●
The possibility that new technologies or services inhibit access to a blockchain, as well as the possibility that a breach to one blockchain could cause investors, and the public generally, to lose trust in blockchain technology and increase reluctance to issue and invest in assets recorded on blockchains.
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●
Because of the differences in the way in which investors can submit transaction requests with respect to the Fund’s shares, and how holdings in the Fund’s shares are reflected, as compared to a traditional mutual fund, there is a risk that issues that might easily be resolved by existing law if traditional methods were involved may not be easily resolved for the Fund’s shares.
●
The possibility that the native digital asset of a supported network is deemed to be a security or is being offered and sold as an investment contract, and thus a security, could impact one’s ability to acquire the native digital asset for purposes of paying blockchain transaction fees, and/or otherwise disrupt the operations of the network. In such cases, the Fund could choose to either (i) limit the submission of transaction requests by shareholders to only regular-way, non-blockchain means, or (ii) provide shareholders with a means to submit transaction requests on a different network approved for use by the Fund, in each case until such time as the network has resumed normal operation.
●
The volatility of transaction fees, particularly during periods of network congestion, could make the costs associated with the use of blockchain technology in connection with the Fund (for both investors, to the extent they interact directly with the Fund Smart Contracts on the blockchain, and the Fund’s adviser) less predictable.
●
Blockchain networks may experience what is known as a “fork” (i.e., “split”) of the network (and the blockchain), depending on the architecture and governance processes of a particular blockchain network. A fork could result in the existence of two or more versions of the blockchain network running in parallel (with similar blocks up until the instance of forking, but different blocks thereafter), but with each version’s native asset lacking interchangeability, potentially competing with each other for users and other participants. Where a fork occurs in one of the blockchain networks used by the Fund that results in two or more versions of the blockchain network running in parallel, the Fund would determine which of the resulting blockchain networks it would use in respect of the Fund’s shares and which to discontinue.
●
An investor or its third-party wallet custodian are responsible for securing the investor’s own private key against loss or theft. Although the Fund maintains controls to correct errors or unauthorized transactions when an investor loses its own private key (or it is stolen), such intervention may require information collection and operational tasks to accomplish and may render the investor’s token balances unavailable while these activities take place. The immediacy with which an investor notifies the Fund of the loss or theft of a private key has a direct bearing on the time required by the Fund to perform corrections. The Fund, however, has sole discretion in determining if, and under what circumstances, it will perform any such corrections. The Fund is not obligated to perform any such corrections, and its decision in this regard, including any action or inaction taken by the Fund, is dispositive.
Because blockchain technology is a relatively new technology, the risks associated with blockchain technology may not emerge fully until the technology is widely used. Blockchain systems could be vulnerable to fraud, particularly if a significant minority of participants colluded to defraud the rest. Future regulatory developments could affect the viability and expansion of the use of blockchain technology. There are currently a number of competing blockchain platforms and the uncertainty inherent in these competing technologies could cause companies to use alternatives to blockchain.
Smart contracts, like all software code, are exposed to the risk that the code contains an error or other security vulnerability, which can lead to adverse impacts on the Fund or its shareholders, including, but not limited to, disruption of the Fund’s operational capacity and delays or uncertainty in the transfer agent’s record of the correct and valid owner of a given share, potentially leading to extended legal processes to determine ownership and delays in the timely redemption of shares.
The use of blockchain technology for funds has not yet been broadly adopted by the financial services industry. On account of this, the Fund may never achieve market acceptance, may not be able to attract sizable assets or achieve scale and may discontinue the use of blockchain technology in the manner described herein. Under these circumstances, the Fund’s adviser and the Board may take certain actions including, potentially, restructuring or liquidating the Fund.
Cyber Security and Technology Risk. As the use of technology has become more prevalent in the course of business, and in particular because of the Fund’s use of blockchain technology (including the use of the Fund Smart Contracts), the Fund has become more susceptible to operational and financial risks associated with cyber security and technology, including: theft, loss, misuse, improper release, corruption and destruction of, or unauthorized access to, confidential or highly restricted data relating to the Fund and its shareholders; processing and human errors; inadequate or failed internal or external processes; failures in systems and technology; errors in blockchain, smart contract and other technology used with respect to the Fund; changes in personnel; errors caused by third parties or trading counterparties; and compromises or failures to systems, networks, devices and applications relating to the operations of the Fund and its service providers. These risks may result in financial losses to the Fund and its shareholders; the inability of the Fund to transact business with its shareholders; delays or mistakes in the calculation of the Fund’s NAV or other materials provided to shareholders; errors in the Investor Register or the amount of token balances attributed to each investor’s blockchain address; the inability to process transactions with shareholders or other parties; violations of privacy and other laws; regulatory fines, penalties and reputational damage; and compliance and remediation costs, legal fees and other expenses. The Fund’s service providers (including, but not limited to, the adviser, any sub-advisers, administrator, transfer agent, and custodian or their agents), KDA, blockchain networks used by the Fund, financial intermediaries and parties with which the Fund engages in portfolio or other transactions also may be adversely impacted by these risks in their own businesses, which could result in losses to
May 13, 2026  |  13

More About the Fund (continued)
the Fund or its shareholders. For instance, if there are data security breaches of the off-chain database(s) that maintain the information necessary to link an investor’s identity with such investor’s token balances on the blockchain, and such information is stolen, the stolen information could be used to determine a shareholder’s identity and complete investing history in the Fund as reflected on the blockchain. In addition, if there is a cyber security or other technology-related incident that results in tampering to, or errors in, the Investor Register or the process by which token balances are reflected on the blockchain on the basis of updates to the Investor Register, the Fund and its shareholders could experience losses, especially if shareholders engage in peer-to-peer transfers of token balances for value on the basis of incorrect token balances resulting from such tampering or errors. While measures have been developed which are designed to reduce the risks associated with cyber security and other technology-related incidents, there is no guarantee that those measures will be effective, particularly since the Fund does not directly control the cyber security defenses or plans, or technological infrastructures, of their service providers (including the transfer agent), KDA, blockchain networks used by the Fund, financial intermediaries and companies in which they invest or with which they do business.
Stablecoin Issuer Shareholder Transactions Risk. Shares of the Fund are expected to be held by one or more stablecoin issuers as all or a portion of the reserve assets that back the stablecoins issued to their customers. Stablecoins generally are a type of cryptocurrency that are designed to maintain a stable value by pegging their value to another asset, such as a fiat currency like the U.S. dollar, and stablecoin holders generally are permitted to redeem their stablecoins for a fixed amount of value. Although the Fund does not invest in stablecoins or stablecoin issuers, the assets of the Fund are expected to fluctuate depending on the creation (minting) of additional stablecoins or the redemption (burning) of outstanding stablecoins issued by stablecoin issuers who are Fund shareholders. Stablecoins are relatively new and may face periods of uncertainty and volatility that result in the potential for rapid and/or unexpected requests for redemption of the Fund’s shares (including requests by multiple stablecoin issuers at the same time). Such uncertainty or volatility may result from events that are not specifically related to a stablecoin issuer, such as changes in general market conditions, economic, technological or legal trends or changes to the laws or regulation of stablecoins, or events that are specifically related to a particular stablecoin issuer, such as uncertainty about the stablecoin issuer’s ability to maintain (or the stablecoin issuer’s actual failure to maintain) a consistent peg between the stablecoins issued to its customers and another asset, such as a fiat currency like the U.S. dollar. These events could result in all stablecoins facing a universal risk of increased redemption pressures, which in turn could create redemption pressures on the Fund. Redemption requests for Fund shares from stablecoin issuers (in particular multiple such requests that occur at the same time, including for the reasons described above) could adversely affect remaining Fund shareholders, the Fund’s liquidity, and the Fund’s ability to maintain a stable price per share, particularly if such redemptions occur in times of overall market turmoil or declining prices. Future legislative or regulatory developments, including, but not limited to, rulemaking pursuant to the GENIUS Act, may affect the investments or investment strategies available in connection with managing the Fund and may impact the ability of the Fund to be used as a reserve backing the outstanding stablecoins of stablecoin issuers. Because the Fund intends to invest only in certain eligible reserve assets that payment stablecoin issuers are required to maintain under the GENIUS Act, the Fund’s yield may be lower than that of other money market funds that are permitted to invest in a wider universe of investments, including those with longer maturities.
Neither Fund shares nor token balances are stablecoins (including "payment stablecoins" as defined in the GENIUS Act), and the Fund is not a stablecoin issuer (including a "permitted payment stablecoin issuer" as defined in the GENIUS Act).
Transactions and Liquidity Risk. The Fund could experience a loss when selling securities to meet redemption requests, and its liquidity may be negatively impacted. The risk of loss increases if the redemption requests are large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to, or is required to, sell are illiquid. To the extent a large proportion of shares of the Fund are held by a small number of shareholders (or a single shareholder) including funds or accounts over which the adviser or its affiliates have investment discretion, the Fund is subject to the risk that these shareholders will purchase or redeem Fund shares in large amounts rapidly or unexpectedly, including as a result of an asset allocation decision made by the adviser or its affiliates. In addition to the other risks described in this section, these transactions could adversely affect the ability of the Fund to conduct its investment program. The Fund may be unable to sell illiquid securities at its desired time or price or the price at which the securities have been valued for purposes of the Fund’s NAV. Illiquidity can be caused by a drop in overall market trading volume, an inability to find a ready buyer, or legal restrictions on the securities’ resale. Other market participants may be attempting to sell debt securities at the same time as the Fund, causing downward pricing pressure and contributing to illiquidity. The capacity for bond dealers to engage in trading or “make a market” in debt securities has not kept pace with the growth of bond markets. This could potentially lead to decreased liquidity and increased volatility in the debt markets. Liquidity and valuation risk may be magnified in a rising interest rate environment, when credit quality is deteriorating or in other circumstances where investor redemptions from fixed income mutual funds may be higher than normal. Certain securities that were liquid when purchased may later become illiquid, particularly in times of overall economic distress. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. Large redemptions also could accelerate the realization of capital gains, increase the Fund’s transaction costs and impact the Fund’s performance.
14  |  J.P. Morgan Money Market Funds

Net Asset Value Risk. There is no assurance that the Fund will maintain a stable NAV of $1.00 per share on a continuous basis. Furthermore, there can be no assurance that the Fund’s affiliates will purchase distressed assets from the Fund, make capital infusions, enter into capital support agreements or take other actions to ensure that the Fund maintains a stable NAV. In the event any money market fund fails to maintain a stable NAV, other money market funds, including the Fund, could face a universal risk of increased redemption pressures, potentially jeopardizing the stability of their NAVs. In general, certain other money market funds have in the past failed to maintain stable NAVs and there can be no assurance that such failures and resulting redemption pressures will not occur in the future.
Repurchase Agreement Risk. There is a risk that the counterparty to a repurchase agreement will default or otherwise become unable to honor a financial obligation and the value of your investment could decline as a result.
A repurchase agreement is subject to the risk that the seller may fail to repurchase the security. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities would not be owned by the Fund, but would only constitute collateral for the seller’s obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs in connection with the disposition of the collateral. For example, certain repurchase agreements the Fund may enter into may or may not be subject to an automatic stay in bankruptcy proceedings. As a result of the automatic stay, to the extent applicable, the Fund could be prohibited from selling the collateral in the event of a counterparty’s bankruptcy unless the Fund is able to obtain the approval of the bankruptcy court.
Risk Associated with the Fund Holding Cash. The Fund will generally hold a portion of its assets in cash, primarily to meet redemptions. Cash positions may hurt performance and may subject the Fund to additional risks and costs, such as increased exposure to the custodian bank holding the assets and any fees imposed for large cash balances.
Prepayment Risk. The issuer of certain securities may repay principal in advance, especially when yields fall. Changes in the rate at which prepayments or redemptions occur can affect the return on investment of these securities. When debt obligations are prepaid or when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher coupons, resulting in an unexpected capital loss.
Floating and Variable Rate Securities Risk. Floating and variable rate securities provide for a periodic adjustment in the interest rate paid on the securities. The rate adjustment intervals may be regular and range from daily up to annually, or may be based on an event, such as a change in the prime rate. Floating and variable rate securities may be subject to greater liquidity risk than other debt securities, meaning that there may be limitations on the Fund’s ability to sell the securities at any given time. Such securities also may lose value.
When-Issued, Delayed Settlement and Forward Commitment Transactions Risk. The Fund may purchase or sell securities which it is eligible to purchase or sell on a when-issued basis, may purchase and sell such securities for delayed delivery and may make contracts to purchase or sell such securities for a fixed price at a future date beyond normal settlement time (forward commitments). When-issued transactions, delayed delivery purchases and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.
Regulatory and Legal Risk. U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations or amend regulations and legislators pass new laws that affect the investments held by the Fund, the strategies used by the Fund, the technology used by the Fund or the level of regulation or taxation applying to the Fund (such as regulations related to investments in derivatives and other transactions). These regulations and laws may adversely impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.
Volcker Rule Risk. Pursuant to Section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and certain rules promulgated thereunder known as the Volcker Rule, if the adviser and/or its affiliates own 5% or more of the outstanding ownership interests of the Fund after the permitted seeding period from the implementation of the Fund’s investment strategy, the Fund could be subject to restrictions on trading that would adversely impact the Fund’s ability to execute its investment strategy. Generally, the permitted seeding period is three years from the implementation of the Fund’s investment strategy, with permissible extensions under certain circumstances. As a result, the adviser and/or its affiliates may be required to reduce their ownership interests in the Fund at a time that is sooner than would otherwise be desirable, which may result in the Fund’s liquidation or, if the Fund is able to continue operating, may result in losses, increased transaction costs and adverse tax consequences as a result of the sale of portfolio securities.
May 13, 2026  |  15

More About the Fund (continued)
New Fund Risk. The Fund is new with no operating history. As a result, prospective investors have no track record or history on which to base their investment decisions. In addition, until the Fund achieves a certain size, the performance of certain of its investments may disproportionately impact the performance of the Fund, which may be subject to heightened volatility. As a new fund, the Fund also may be subject to a “ramp-up” period during which it may not be fully invested or able to meet its investment objective or investment policies. In addition, there can be no assurance that the Fund will grow to or maintain an economically viable size.
For more information about risks associated with the types of investments that the Fund purchases, please read the Statement of Additional Information.
Conflicts of Interest
An investment in the Fund is subject to a number of actual or potential conflicts of interest. For example, the adviser and/or its affiliates provide a variety of different services to the Fund, for which the Fund compensates them. As a result, the adviser and/or its affiliates have an incentive to enter into arrangements with the Fund, and face conflicts of interest when balancing that incentive against the best interests of the Fund. The adviser and/or its affiliates also face conflicts of interest in their service as investment adviser to other clients, and, from time to time, make investment decisions that differ from and/or negatively impact those made by the adviser on behalf of the Fund. In addition, affiliates of the adviser provide a broad range of services and products to their clients and are major participants in the global currency, equity, commodity, fixed-income and other markets in which the Fund invests or will invest. In certain circumstances, by providing services and products to their clients, these affiliates’ activities will disadvantage or restrict the Fund and/or benefit these affiliates. The adviser may also acquire material non-public information which would negatively affect the adviser’s ability to transact in securities for the Fund. JPMorgan and the Fund have adopted policies and procedures reasonably designed to appropriately prevent, limit or mitigate conflicts of interest. In addition, many of the activities that create these conflicts of interest are limited and/or prohibited by law, unless an exception is available. For more information about conflicts of interest, see the Potential Conflicts of Interest section in the Statement of Additional Information.
Temporary Defensive Positions
For liquidity and to respond to unusual market conditions, the Fund may hold all or most of its total assets in cash for temporary defensive purposes. If the Fund departs from its investment policies during temporary defensive periods or to meet redemptions, it may not achieve its investment objective. This may result in a lower yield.
Additional Fee Waiver and/or Expense Reimbursement
Service providers to the Fund, including the Fund’s adviser and/or its affiliates, may, from time to time, voluntarily waive all or a portion of any fees to which they are entitled and/or reimburse certain expenses as they may determine from time to time. The Fund’s service providers may discontinue or modify these voluntary actions at any time without notice. Performance for the Fund, when available, will reflect voluntary waiver of fees and/or the reimbursement of expenses, if any. Without these voluntary waivers and/or expense reimbursements, performance would have been less favorable.
16  |  J.P. Morgan Money Market Funds

The Fund’s Management and Administration
The Fund is a series of JPMorgan Trust IV (JPMT IV), a Delaware statutory trust (the Trust). For purposes of the Uniform Commercial Code, the token balances’ (controllable electronic records’) jurisdiction is Delaware, the Fund shares are governed by Article 8 of the Delaware Uniform Commercial Code, and the Fund's (issuer’s) jurisdiction is Delaware.
The Trust is governed by the Board, which is responsible for overseeing all business activities of the Fund. In addition to the Fund, the Trust consists of other series representing separate investment funds (each, a J.P. Morgan Fund).
The Fund currently offers only one class of shares - Token Class Shares. In the future, the Fund may issue other classes of shares that may have different expense levels (and therefore different performance) and different requirements for who may invest. Call 1-800-766-7722 to obtain more information concerning the Fund.
The Fund's Investment Adviser
J.P. Morgan Investment Management Inc. (JPMIM) acts as investment adviser to the Fund and makes the day-to-day investment decisions for the Fund. In rendering investment advisory services to certain funds, JPMIM uses the portfolio management, research and other resources of a foreign (non-U.S.) affiliate of JPMIM and may provide services to the Fund through a “participating affiliate” arrangement, as that term is used in relief granted by the staff of the SEC. Under this relief, U.S. registered investment advisers are allowed to use portfolio management or research resources of advisory affiliates subject to the regulatory supervision of the registered investment adviser.
JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company. JPMIM is located at 270 Park Avenue, New York, NY 10017.
The Fund will pay the adviser a management fee of 0.08% of average daily net assets.
A discussion of the basis the Board used in approving the investment advisory agreement for the Fund will be available in the financial statements and other information filed with the SEC on Form N-CSR (“Financial Statements and Other Information”), which will be available online at www.jpmorganfunds.com.
The Fund's Administrator
JPMIM (the Administrator) provides administration services and oversees the other service providers of the Fund. The Administrator receives a pro-rata portion of the following annual fee on behalf of each money market mutual fund in the J.P. Morgan Funds Complex (Money Market Funds) for administration services: 0.070% of the first $150 billion of average daily net assets of all Money Market Funds, plus 0.050% of average daily net assets of such Money Market Funds between $150 billion and $300 billion, plus 0.030% of average daily net assets of such Money Market Funds between $300 billion and $400 billion, plus 0.010% of the average daily net assets of such Money Market Funds over $400 billion.
The Fund's Shareholder Servicing Agent
The Trust, on behalf of the Fund, has entered into a shareholder servicing agreement with JPMorgan Distribution Services, Inc. (JPMDS) under which JPMDS has agreed to provide certain support services to the Fund’s shareholders. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of 0.10% of the average daily net assets of Token Class Shares of the Fund. JPMDS may enter into service agreements with financial intermediaries under which it will pay all or a portion of the annual fee to such entities for performing shareholder and administrative services.
The Fund's Distributor
JPMDS (the Distributor) is the distributor for the Fund. The Distributor is an affiliate of JPMIM.
Additional Compensation to Financial Intermediaries
JPMIM, JPMDS and, from time to time, other affiliates of JPMorgan Chase may, at their own expense and out of their own legitimate profits, make additional cash payments to certain intermediaries whose customers invest in shares of the J.P. Morgan Funds (“Financial Intermediaries”). Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and other firms (including certain affiliates of JPMorgan Chase) that have entered into agreements with JPMDS. Financial Intermediaries also may include certain record owners of Fund shares that provide digital asset-related services (“Digital Asset Intermediaries”), such as custody, staking, governance, settlement and/or other services to their customers, who may include payment stablecoin issuers or end-users of payment stablecoins.
These additional cash payments are payments over and above any sales charges (including Rule 12b 1 fees) and service fees (including sub-transfer agency and networking fees) that are paid to Financial Intermediaries, as described elsewhere in this prospectus. These payments are generally made to Financial Intermediaries that provide shareholder, sub-transfer agency or administrative
May 13, 2026  |  17

The Fund’s Management and Administration (continued)
services or marketing support, and may include expense reimbursements in cases where the Financial Intermediary provides shareholder services to Fund shareholders. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the J.P. Morgan Funds on a sales list, or other sales programs and/or training and education of a Financial Intermediary’s employees.
JPMIM and JPMDS may also pay cash compensation in the form of finders’ fees that vary depending on the J.P. Morgan Fund and the dollar amount of shares sold. Payments to Financial Intermediaries (including Digital Asset Intermediaries) may provide such intermediaries with an incentive to favor shares of the J.P. Morgan Funds over other investment options they make available to their customers (including competitor funds). Any payments to Digital Asset Intermediaries will be made by the adviser and/or its affiliates out of their own legitimate profits and may be separate from or in addition to any amounts paid under a shareholder servicing agreement. See the Statement of Additional Information for more information.
18  |  J.P. Morgan Money Market Funds

How Your Account Works
Buying Fund Shares
You do not pay any sales charge (sometimes called a load) when you buy Token Class Shares of the Fund.
The net asset value (“NAV”) of Token Class Shares is generally calculated as of each cut-off time each day the Fund is accepting orders. You will pay the next NAV per share calculated after the J.P. Morgan Institutional Funds Service Center accepts your order.
You may place purchase orders for Fund shares at any time (including during non-business hours and on weekends and holidays) through Morgan Money (as described below). You may also place purchase orders for Fund shares directly with the J.P. Morgan Institutional Funds Service Center (as described below), but, if doing so by telephone, only on days that the Fund is open and only during business hours. You may also purchase Fund shares through your Financial Intermediary. Please contact your Financial Intermediary to determine whether shares may be purchased during non-business hours and on weekends and holidays. Shares purchased this way will typically be held for you by the Financial Intermediary. Financial Intermediaries may impose eligibility requirements for each of their clients or customers investing in the Fund, including investment minimum requirements, which may be the same as or different from the requirements for investors purchasing directly from the Fund. All purchase orders, irrespective of how they are placed, will only be accepted and processed on days that the Fund is open. The Fund is open, and shares are available, on any business day that the Federal Reserve Bank of New York (Federal Reserve) is open, except as noted below. The Fund may also close on days when the Federal Reserve is open and the New York Stock Exchange (NYSE) is closed. On any business day when the Securities Industry and Financial Markets Association (SIFMA) recommends that the securities markets close trading early, the Fund may close early.
On occasion, the NYSE closes before 4:00 p.m. Eastern Time (ET). When the NYSE closes early, the Fund may also elect to close early and purchase orders accepted by the Fund after the early closing will be effective the following business day. The Fund, however, may elect to remain open following an early close of the NYSE. If your purchase order is accepted by the Fund before the Fund’s close on a day when the NYSE closes early but the Fund remains open, or on a day when the Fund is open but the NYSE is not, it will become effective following the Fund’s next calculation of its NAV. Purchase orders accepted after the Fund’s final calculation of NAV for the day will be effective the following business day.
The price you pay for your shares is the NAV per share of the class. NAV is the value of everything a class of the Fund owns, minus everything the class owes, divided by the number of shares of that class held by investors. The Fund seeks to maintain a stable NAV per share of $1.00 and the Fund uses the amortized cost method to value its portfolio of securities provided that certain conditions are met, including that the Board continues to believe that the amortized cost valuation fairly reflects the market-based NAV per share of the Fund. This method provides more stability in valuations. However, it may also result in periods during which the stated value of a security is different than the price the Fund would receive if it sold the investment.
The NAV of Token Class Shares is generally calculated as of the following times each day the Fund is accepting purchase orders and redemption requests (each such time, including the final of such times each day, a cut-off time): 9:00 a.m., 10:00 a.m., 11:00 a.m., 12:00 p.m., 1:00 p.m., 2:00 p.m., 3:00 p.m., 4:00 p.m. and 5:00 p.m. ET.
If the Fund accepts your purchase order and receives payment the same day, as described below, your order will be processed at the price calculated at the next cut-off time and you will be entitled to all dividends declared on that day. If the Fund accepts your purchase order after the final cut-off time for a day, it will be processed at the next day’s first calculated price. If the Fund does not receive payment on the same day that your order is accepted, as described below, you will not be entitled to any dividends declared on that day.
The Fund has the right to refuse any purchase order or to stop offering shares for sale at any time. In addition, in its discretion, the Board may elect to calculate the price of the Fund’s shares once per day. Under certain circumstances, the Board has delegated to management the ability to temporarily suspend one or more cut-off times for the Fund, other than the last cut-off time of the day.
Share ownership is officially recorded electronically (and transactions are reflected on the blockchain, as described above); therefore, no certificate will be issued.
You may only buy shares of the Fund if eligible for sale in your state or jurisdiction. Shares of the Fund have not been registered for sale outside of the United States. This prospectus is not intended for distribution to prospective investors outside of the United States. The Fund generally does not market or sell shares to investors domiciled outside of the United States.
The Fund reserves the right to change the manner in which shares are offered at any time.
If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase order and payment to the Fund by the applicable deadlines. Your Financial Intermediary may have earlier cut-off times for purchase orders. In addition, your Financial Intermediary may be closed at times when the Fund is open. Your order through a Financial Intermediary will be processed at the NAV next calculated following receipt of the order from the Financial Intermediary and acceptance by the Fund. In the event that the order is accepted by a Financial Intermediary that the Fund has authorized to accept orders on its behalf, as
May 13, 2026  |  19

How Your Account Works (continued)
described herein, the order will be priced at the Fund’s NAV next calculated after it is accepted by the Financial Intermediary. In such cases, if requested by the Fund, a Financial Intermediary will be responsible for providing information with regard to the time that such order for purchase, redemption or exchange was received. Orders submitted through a Financial Intermediary that has not received such authorization will be priced at the Fund’s NAV next calculated after it receives the order from the Financial Intermediary and accepts it, which may not occur on the day submitted to the Financial Intermediary.
In order to receive a dividend on the day that your order is accepted (provided that your order is accepted before the final cut-off time for such day), the Fund must receive “federal funds” or other immediately available funds by the close of the Federal Reserve wire transfer system (normally, 6:45 p.m. ET) on the same business day the purchase order is accepted. This also is the case if you are using the third-party Stablecoin Services as defined and described in the section “Stablecoin Services” below to convert your Stablecoins (as defined below) into U.S. dollars before they are sent to the Fund for share purchases. In other words, the Fund is not responsible for any delays by the third-party in transmitting U.S. dollars to the Fund on your behalf, or any losses that you may incur as a result of any such delay or the conversion process generally. See the section “Stablecoin Services” below for additional information. In the event that an order is accepted before the final cut-off time for a day and payment through federal funds or other immediately available funds is not received by the Fund by the close of the Federal Reserve wire transfer system that same day, you will not accrue a dividend on that day and the Fund reserves the right to cancel your purchase order. You will be liable for any resulting losses or fees incurred by the Fund or the Fund’s transfer agent. Payments received electronically from Financial Intermediaries on your behalf for trades accepted by the Fund will begin to receive dividends the day payment is received by the Fund.
To open an account, buy or sell shares or get Fund information, call:
J.P. Morgan Institutional Funds Service Center
1-800-766-7722
Minimum Investments and Shareholder Eligibility
Token Class Shares are subject to a $1,000,000 minimum investment requirement. There are no minimum levels for subsequent purchases. Please contact the J.P. Morgan Institutional Funds Service Center for information about shareholder eligibility.
The Fund and/or the Distributor reserve the right to waive any investment minimum. The Statement of Additional Information has additional information on investment minimum waivers for investors purchasing directly from the Distributor, such as when additional accounts of the investor may be aggregated together to meet the minimum requirement. For shareholder eligibility information, as well as further information on investment minimum waivers, please call 1-800-766-7722.
General
The Fund is intended for short-term investment horizons, and does not monitor for market timers or prohibit short-term trading activity. Although the Fund is managed in a manner that is consistent with its investment objective, frequent trading by shareholders may disrupt its management and increase its expenses.
Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, business street address, blockchain address(es) and other information that will allow us to identify you, including your tax identification number or other identifying number. The Fund cannot waive these requirements. The Fund is required by law to reject your Account Application if the required identifying information is not provided.
We will attempt to collect any missing information required on the Account Application by contacting you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per share next calculated after all of the required information is received.
Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Fund and/or the Distributor reserve the right to close your account at the current NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed.
Send the completed Account Application to our regular or overnight mailing address:
Regular mailing address:
J.P. Morgan Institutional Funds Service Center
P.O. Box 219265
Kansas City, MO 64121-9265
20  |  J.P. Morgan Money Market Funds

Overnight mailing address:
J.P. Morgan Institutional Funds Service Center
c/o SS&C GIDS
Suite 219265
801 Pennsylvania Avenue
Kansas City, MO 64105-1307
To pay, please call 1-800-766-7722 to notify the Fund of your purchase and authorize your financial institution to wire funds to:
JPMorgan Chase Bank, N.A.
1 Chase Plaza, New York, NY 10005
ATTN: J.P. Morgan Institutional Funds Service Center
ABA: 021000021
DDA: 323125832
DDA NAME: DST as Agent for JPMorgan Funds
FBO Your Fund Number & Account Number
(EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
(EX: EYX CORPORATION)
JPMORGAN ONCHAIN LIQUIDITY-TOKEN MONEY MARKET FUND-TOKEN
Orders may be canceled if the J.P. Morgan Institutional Funds Service Center does not receive payment by the Fund’s final cut-off time on the day that your order is accepted.
You will be responsible for any expenses and losses to the Fund.
You can buy shares in one of two ways:
Through Morgan Money
Once your Account Application has been accepted, you will be granted access to Morgan Money. Morgan Money is a platform operated by an affiliate of the Fund’s adviser that is made available only to institutional investors, where you will have the ability to place purchase orders directly with the Fund through the Morgan Money user interface. When placing purchase orders through Morgan Money, you may pay by wire in U.S. dollars or by transferring eligible U.S. dollar-backed stablecoins*, following the process described under the section “Stablecoin Services” below.
* Currently, the only U.S. dollar-backed stablecoin (“Stablecoin”) that may be used as part of the Stablecoin Services is USDC, which is issued by Circle Internet Financial, LLC (including any applicable affiliates, “Circle”). Neither the Fund’s adviser nor its affiliates (including KDA), nor the Fund, is affiliated with Circle.
Through Your Financial Intermediary
Tell your Financial Intermediary that you would like to buy shares of the Fund and they will contact us. Your Financial Intermediary may charge you a fee and may offer additional services, such as special purchase and redemption programs, “sweep” programs, cash advances and redemption checks. Some Financial Intermediaries charge a single fee that covers all services.
Your purchase through a Financial Intermediary will be processed at the NAV next calculated following receipt of the order from the Financial Intermediary and acceptance by the Fund, which may not occur on the day submitted to the Financial Intermediary. In addition, orders placed through a Financial Intermediary are subject to the timing requirements relating to payment for shares described above. Your Financial Intermediary may impose different minimum investments and earlier cut-off times for the submission of orders.
Your Financial Intermediary may be paid by JPMDS to assist you in establishing your account, executing transactions and monitoring your investment. Financial Intermediaries may provide the following services in connection with their customers’ investments in the Fund:
●
Acting directly or through an agent, as the sole shareholder of record.
●
Maintaining account records for customers.
●
Processing orders to purchase, redeem or exchange shares for customers.
●
Responding to inquiries from shareholders.
●
Assisting customers with investment procedures.
May 13, 2026  |  21

How Your Account Works (continued)
The Fund may authorize one or more Financial Intermediaries to accept purchase and redemption orders on its behalf. Such Financial Intermediaries are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received a purchase order when such Financial Intermediary or, if applicable, such Financial Intermediary’s authorized designee, accepts the order. Such orders will be priced at the Fund’s NAV next calculated after it is accepted by the Financial Intermediary. In such cases, if requested by the Fund, a Financial Intermediary will be responsible for providing information with regard to the time that such order for purchase was received.
Orders submitted through a Financial Intermediary that has not received such authorization to accept orders on the Fund’s behalf will be priced at the Fund’s NAV next calculated after it receives the order from the Financial Intermediary and accepts it, which may not occur on the day submitted to the Financial Intermediary. Since not all Financial Intermediaries have received such authorization, you may wish to contact your Financial Intermediary to determine if it has received such authorization.
As described in this prospectus, shareholders that hold Fund shares directly with the Fund and maintain an approved, allow-listed blockchain address may be able to submit certain transaction requests using token balances and the Fund Smart Contracts, including on-chain redemptions via transfers of token balances to the burn address and peer-to-peer transfers of token balances between approved blockchain addresses. If you invest in the Fund through a Financial Intermediary, your Fund shares may be held in an omnibus or other account maintained by the Financial Intermediary (or its designee), and you may not be able to hold token balances directly or to use the token-related functionality described in this prospectus. In such cases, your ability to submit transaction requests, including purchase and redemption orders, will be limited to the methods and services made available by your Financial Intermediary, which may differ from, and be more limited than, the methods and services available to shareholders that hold Fund shares directly with the Fund. The Fund, its adviser, the transfer agent and KDA are not responsible for, and do not guarantee, the availability of token-related services to shareholders that invest through Financial Intermediaries. You should consult your Financial Intermediary regarding the manner in which your Fund shares are held and the availability of any token-related services in connection with your investment in the Fund.
Through the J.P. Morgan Institutional Funds Service Center
Call 1-800-766-7722
Or
Complete the Account Application and mail it to our regular or overnight mailing address:
Regular mailing address:
J.P. Morgan Institutional Funds Service Center
P.O. Box 219265
Kansas City, MO 64121-9265
Overnight mailing address:
J.P. Morgan Institutional Funds Service Center
c/o SS&C GIDS
Suite 219265
801 Pennsylvania Avenue
Kansas City, MO 64105-1307
The J.P. Morgan Institutional Funds Service Center will accept your order when federal funds or a wire is received together with a completed Account Application or other instructions in proper form.
If you purchase shares through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions.
You may only buy shares of the Fund if eligible for sale in your state or jurisdiction. Shares of the Fund have not been registered for sale outside of the United States. This prospectus is not intended for distribution to prospective investors outside of the United States. The Fund generally does not market or sell shares to investors domiciled outside of the United States.
The Fund reserves the right to change the manner in which shares are offered at any time.
The Fund reserves the right to close during certain hours from time to time, including during periods in which the routine maintenance is being conducted on the blockchain technology (including the Fund Smart Contracts) used by the Fund. Please visit the Fund’s website for more information about scheduled closures.
22  |  J.P. Morgan Money Market Funds

Redeeming Fund Shares
You may place redemption orders for Fund shares at any time (including during non-business hours and on weekends and holidays) through Morgan Money or by transferring your token balances to a "burn address" (each as described below). You may also place redemption orders for Fund shares directly with the J.P. Morgan Institutional Funds Service Center (as described below), but, if doing so by telephone, only on days that the Fund is open and only during business hours. All redemption orders, irrespective of how they are placed, will only be received and processed by the Fund on days that the Fund is open. You will receive the NAV per share calculated at the next cut-off time after the Fund receives your order.
A redemption order must be supported by all appropriate documentation and information in good order (meaning that it includes the information required by, and complies with security requirements implemented by, the Fund’s transfer agent or the Fund), including the name of the registered shareholder and your account number. The Fund may refuse to honor incomplete orders.
Under normal circumstances, if the Fund receives your order before the Fund’s final daily cut-off time, the Fund typically expects to pay redemption proceeds to you by wire that same business day. Proceeds may be made available throughout the day following the calculation of NAVs. For trades submitted through a Financial Intermediary, it is the responsibility of each Financial Intermediary to submit orders to the Fund by the final daily cut-off time in order to receive proceeds that same business day by wire. Otherwise, except as set forth in the section “Suspension of Redemptions” below, your redemption proceeds will be paid within seven days after the Fund receives the redemption order. Shareholders that redeem shares and purchase additional shares on the same day will receive dividends as set forth above under “Buying Fund Shares from the Fund.” Dividends will not accrue on shares that are redeemed and paid on a same day basis. Other redeeming shareholders will accrue dividends on the redemption date.
You may also need to have medallion signature guarantees for all registered owners or their legal representatives if you want your payment sent to a bank account or payee other than the one currently designated on your Fund account.
You can redeem your shares in one of three ways:
Through Morgan Money
You may place a redemption order directly with the Fund through the Morgan Money user interface. We will send the proceeds in U.S. dollars via wire to the bank account on our records. Alternatively, you may elect through Morgan Money to have your proceeds converted by a third-party from U.S. dollars into eligible Stablecoins, following the process described under the section “Stablecoin Services” below.
By Transferring Your Token Balances to a “Burn Address”
You may submit redemption orders for your shares in the Fund by transferring the relevant token balances to a specified blockchain address (referred to herein as the “burn address”). The burn address will be displayed on Morgan Money. To transfer your desired token balances to the burn address, you must call the “transfer” function on the Fund Smart Contracts either through a third-party “blockchain wallet” user interface (of your choosing) that offers this capability, or by using certain other blockchain interaction tools in order to locate and utilize the “transfer” function directly. Neither the Fund nor its service providers offer such blockchain wallets or other blockchain interaction tools, and therefore it is incumbent upon the redeeming shareholder to locate a proper blockchain wallet or other blockchain interaction tool. A redemption order submitted in this manner is detected by KDA via certain monitoring software and then KDA routes such order to the Fund’s transfer agent. A redemption order submitted in this manner serves as a request from the redeeming shareholder to the Fund to redeem the amount of shares corresponding to the amount of token balances transferred to the burn address. Shareholders are advised to submit redemption orders in this manner well in advance of the final cut-off time for a day, given that there may be transaction processing or other delays on the blockchain network that result in your order not being received from KDA by the transfer agent before the final cut-off time.
Through Your Financial Intermediary
Tell your Financial Intermediary that you would like to sell shares of the Fund. Once the Fund accepts your order, which must be submitted in good order to your Financial Intermediary, the Fund will process it at the NAV calculated at the next cut-off time. Your Financial Intermediary will be responsible for sending the necessary documents to the J.P. Morgan Institutional Funds Service Center. This may not occur on the day that an order is submitted to a Financial Intermediary. Your Financial Intermediary may charge you for this service.
Your Financial Intermediary may have earlier cut-off times for redemption orders.
The Fund may authorize one or more Financial Intermediaries to accept purchase and redemption orders on its behalf. Such Financial Intermediaries are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received a redemption order when such Financial Intermediary or, if applicable, such Financial
May 13, 2026  |  23

How Your Account Works (continued)
Intermediary’s authorized designee, accepts the order. Such orders will be priced at the Fund’s NAV next calculated after it is accepted by the Financial Intermediary. In such cases, if requested by the Fund, a Financial Intermediary will be responsible for providing information with regard to the time that such order for redemption was received.
Orders submitted through a Financial Intermediary that has not received such authorization to accept orders on the Fund’s behalf will be priced at the Fund’s NAV next calculated after it receives the order from the Financial Intermediary and accepts it, which may not occur on the day submitted to the Financial Intermediary. Since not all Financial Intermediaries have received such authorization, you may wish to contact your Financial Intermediary to determine if it has received such authorization.
If you hold your Fund shares through a Financial Intermediary, the length of time that the Fund typically expects to pay redemption proceeds depends on the method of payment and the agreement between the Financial Intermediary and the Fund. For redemption proceeds that are paid directly to you by the Fund, the Fund typically expects to make payments by wire on the same business day. For payments that are made to your Financial Intermediary for transmittal to you, the Fund expects to pay redemption proceeds to the Financial Intermediary for transmittal to you on the same business day or up to three business days following the Fund’s receipt of the redemption order from the Financial Intermediary.
Except as set forth in the section “Suspension of Redemptions” below, payment of redemption proceeds may take longer than the time the Fund typically expects and may take up to seven days after the Fund receives the redemption order as permitted by the Investment Company Act of 1940.
Through the J.P. Morgan Institutional Funds Service Center
Call 1-800-766-7722. We will send the proceeds in U.S. dollars via wire to the bank account on our records.
Or
Send a letter signed by an authorized signer with your instructions to our regular or overnight mailing address:
Regular mailing address:
J.P. Morgan Institutional Funds Service Center
P.O. Box 219265
Kansas City, MO 64121-9265
Overnight mailing address:
J.P. Morgan Institutional Funds Service Center
c/o SS&C GIDS
Suite 219265
801 Pennsylvania Avenue
Kansas City, MO 64105-1307
The Fund typically expects to make payments of redemption proceeds in U.S. dollars by wire on the same business day if the Fund receives your order before the Fund’s final daily cut off time. If you elect to have your proceeds converted by a third-party from U.S. dollars into eligible Stablecoins, following the process described under the section “Stablecoin Services” below, the conversion process undertaken by the third-party, which is outside of the Fund’s control, may delay your receipt of your proceeds from the third-party service provider(s), which is the recipient of your proceeds (in U.S. dollars) on your behalf. The Fund is not responsible for any delays by the third-party service provider(s) in transmitting Stablecoins to you, or the conversion process generally.
Additional Information Regarding Redemptions
Generally, all redemptions will be for cash. The Fund typically expects to satisfy redemption requests by selling portfolio assets or by using holdings of cash or cash equivalents. On a less regular basis, the Fund may also satisfy redemption requests by borrowing from another J.P. Morgan Fund, by drawing on a line of credit from a bank, or using other short-term borrowings from its custodian. These methods may be used during both normal and stressed market conditions. In addition to paying redemption proceeds in cash, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders. If you receive a redemption in-kind, securities received by you may be subject to market risk and you could incur taxable gains and brokerage or other charges in converting the securities to cash. While the Fund does not routinely use redemptions in-kind, the Fund
24  |  J.P. Morgan Money Market Funds

reserves the right to use redemptions in-kind to manage the impact of large redemptions on the Fund. Except as set forth in the section “Suspension of Redemptions” below, redemption in-kind proceeds will typically be made by delivering a pro-rata amount of the Fund’s holdings that are readily marketable securities to the redeeming shareholder within seven days after the Fund’s receipt of the redemption order.
The Fund reserves the right to change the manner in which shares are offered at any time.
Exchanging Fund Shares
Fund shares are not eligible to exchange for shares of other J.P. Morgan Funds.
Other Information Concerning the Fund
The Fund has implemented the following commercially reasonable security procedures to enable the Fund to verify that transaction requests submitted by investors in respect of the Fund shares are authentic. These security procedures are designed to verify the authenticity of, and not to detect errors in, transaction requests.
By Telephone. The Fund’s procedures include recording telephone instructions and asking for personal identification when an investor submits transaction requests by telephone.
Through Morgan Money. The Fund’s procedures require each investor to use its username and password to log-in to its Morgan Money account to submit transaction requests.
Using the Blockchain. The Fund’s procedures require each investor to use the private key associated with its allow-listed blockchain address to submit transaction requests using the blockchain. As stated herein, the private key is private to the investor and is the only way in which to access the blockchain to submit transaction requests originating from the associated blockchain address.
If these procedures are followed by the Fund, but the transaction request was not authorized by the investor, any loss, liability, cost or expense due to the unauthorized transaction request will be the responsibility of the investor and not of the Fund, the transfer agent or KDA.
If your account value falls below the Fund’s minimum investment requirement, the Fund reserves the right to redeem all of the remaining shares in your account and close your account. Before these actions are taken, you will be given 60 days’ advance written notice in order to provide you with time to increase your account balance to the required minimum, by purchasing sufficient shares, in accordance with the terms of this prospectus.
You may not always reach the J.P. Morgan Institutional Funds Service Center by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the sale of shares by telephone without notice.
You may write to our regular or overnight mailing address:
Regular mailing address:
J.P. Morgan Institutional Funds Service Center
P.O. Box 219265
Kansas City, MO 64121-9265
Overnight mailing address:
J.P. Morgan Institutional Funds Service Center
c/o SS&C GIDS
Suite 219265
801 Pennsylvania Avenue
Kansas City, MO 64105-1307
The Fund and its service providers may temporarily hold redemption proceeds from accounts maintained directly with the Fund if there is a reasonable belief that financial exploitation of a Specified Adult has occurred, is occurring, has been attempted, or will be attempted. For purposes of this paragraph, the term “Specified Adult” refers to an individual who is (A) a natural person age 65 and older; or (B) a natural person age 18 and older who the member reasonably believes has a mental or physical impairment that renders the individual unable to protect his or her own interests.
Additional Information that Applies to All Accounts: If unable to verify your identity or that of any other person(s) authorized to act on your behalf, or if potentially criminal activity is identified, the Fund and/or the Distributor reserve the right to close your account or take such other action they deem reasonable or required by law.
May 13, 2026  |  25

How Your Account Works (continued)
Suspension of Redemptions
The Fund may suspend your ability to redeem or may postpone payment for more than seven days when:
1. Trading on the NYSE is restricted;
2. The NYSE is closed (other than weekend and holiday closings);
3. Federal securities laws permit (i.e., upon the occurrence of any of the conditions set forth under Section 22(e) of the Investment Company Act of 1940);
4. The SEC has permitted a suspension; or
5. An emergency exists, as determined by the SEC.
See “Purchases, Redemptions and Exchanges” in the Statement of Additional Information for more details about this process.
The Board may, in its discretion, permanently suspend redemptions and liquidate if, among other things, the Fund, at the end of a business day, has less than 10% of its total assets invested in weekly liquid assets. In addition, the Board may suspend redemptions and liquidate the Fund if the Board determines that the deviation between the Fund’s amortized cost price per share and its market-based NAV per share may result in material dilution or other unfair results to investors or existing shareholders. Prior to suspending redemptions, the Fund will notify the SEC of its decision to liquidate and suspend redemptions.
Stablecoin Services
As an accommodation to shareholders, the Fund’s adviser or its affiliates intend to make available or arrange from one or more third-party service provider(s) certain software solutions that will allow shareholders placing purchase or redemption orders through Morgan Money to:
●
Convert their Stablecoins into U.S. dollars before they are sent to the Fund’s custodian for share purchases
●
Convert their redemption proceeds from U.S. dollars to Stablecoins after they are paid by the Fund’s custodian for share redemptions
These software solutions are collectively referred to herein as “Stablecoin Services.” Although Stablecoin Services are currently only available in connection with orders placed through Morgan Money, in the future such Stablecoin Services may be made available in connection with orders placed through other means, such as through direct interaction with the Fund Smart Contracts. Currently, the only Stablecoin that may be used as part of the Stablecoin Services is USDC, which is issued by Circle. Neither the Fund’s adviser nor its affiliates (including KDA), nor the Fund, is affiliated with Circle.
Because shareholders using Stablecoin Services will be transacting directly with the third-party service provider(s) and not the Fund to effectuate the Stablecoin to U.S. dollar (or vice versa) conversion, such shareholders will be asked to accept certain terms and conditions of the third-party service provider(s) that are made available through Morgan Money. Shareholders must use the same blockchain address for sending Stablecoins to, and receiving Stablecoins from, the third-party service provider(s) as they use for holding Fund token balances. Transaction fees charged by the third-party service provider(s) for the Stablecoin Services will be borne by the Fund’s adviser or its affiliates.
Shareholders using Stablecoin Services in connection with purchase orders should be aware that the conversion process undertaken by the third-party service provider(s), which is outside of the Fund’s control, may take time. As stated above, in order to receive a dividend on the day that your order is accepted (provided that your order is accepted before the final cut-off time for such day), the Fund must receive “federal funds” or other immediately available funds (Stablecoins are not acceptable) by the close of the Federal Reserve wire transfer system (normally, 6:45 p.m. ET) on the same business day the purchase order is accepted. Therefore, to attempt to allow sufficient time for the conversion process undertaken by the third-party service provider(s) to be completed by the close of the Federal Reserve wire transfer system, the Fund may set a final cut-off time for a day for shareholders using Stablecoin Services that is earlier than normal (the “Stablecoin Services Final Cut-Off Time(s)”). These Stablecoin Services Final Cut-Off Times will be displayed on your Morgan Money account, and are subject to change from time to time. Although the Fund may set a Stablecoin Services Final Cut-Off Time, as described above, the actual time taken for the conversion process by the third-party service provider(s) may go beyond the close of the Federal Reserve wire transfer system (notwithstanding the earlier Stablecoin Services Final Cut-Off Time), and, in such a circumstance, you will not accrue a dividend on that day. The Fund is not responsible for any delays by the third-party service provider(s) in transmitting U.S. dollars to the Fund on your behalf, or any losses that you may incur as a result of any such delay or the conversion process generally. In addition, as stated above, in the event that an order is accepted before the Stablecoin Services Final Cut-Off Time for a day and payment through federal funds or other immediately available funds is not received by the Fund by the close of the Federal Reserve wire transfer system that same day, you will not accrue a dividend on that day and the Fund reserves the right to cancel your purchase order. You will be liable for any resulting losses or fees incurred by the Fund or the Fund’s transfer agent.
26  |  J.P. Morgan Money Market Funds

Similarly, when using Stablecoin Services in connection with redemption orders, you should be aware that, because the conversion process undertaken by the third-party service provider(s), which is outside of the Fund’s control, may take time, there may be a delay in your receipt of your proceeds from the third-party service provider(s), which is the recipient of your proceeds (in U.S. dollars) on your behalf. The Fund is not responsible for any delays by the third-party service provider(s) in transmitting Stablecoins to you, or any losses that you may incur as a result of any such delay or the conversion process generally.
Shareholders are not required to use Stablecoin Services. Stablecoin Services may be discontinued, and the terms and conditions that govern the use of Stablecoin Services may be changed, at any time without prior notification. Stablecoin Services should only be used by investors that can bear the economic and other risks of utilizing such services, including the counterparty risk associated with transacting directly with the third-party service provider(s), in addition to the risks of an investment in the Fund. Stablecoin Services are an optional service made available to shareholders as an accommodation. The choice of whether to utilize Stablecoin Services rather than transact with the Fund directly in U.S. dollars is in your sole discretion.
For more information about Stablecoin Services, please visit your Morgan Money account or call 1-800-766-7722.
Peer-to-Peer Transfer of Shares
Investors may instruct the Fund to process a peer-to-peer transfer of Fund shares by transferring token balances to another investor. Before transferring the token balances, you (as the transferor) and the potential transferee must each have an active, permissioned (i.e., “allow-listed”) blockchain address. To initiate the transfer, you must call the “transfer” function on the Fund Smart Contracts either through a third-party “blockchain wallet” user interface (of your choosing) that offers this capability, or by using certain other blockchain interaction tools in order to locate and utilize the “transfer” function directly to transfer the applicable token balances to the transferee’s blockchain address. Neither the Fund nor its service providers offer such blockchain wallets or other blockchain interaction tools and therefore it is incumbent upon the transferor to locate a proper blockchain wallet or other blockchain interaction tool. KDA, on behalf of the Fund, monitors the blockchain for such peer-to-peer transfers of token balances and once it observes such a peer-to-peer transaction on the blockchain it forwards the information with respect to the requested transaction to the Fund’s transfer agent. The transfer agent then processes the peer-to-peer transfer request at the next update of the Investor Register, which is on at least a daily basis during business days under normal conditions. Therefore, the transfer of token balances serves as an instruction to the Fund to have its transfer agent record the transfer of Fund shares on the Investor Register. Transfers of token balances on the blockchain must be effected, and such transfer must be received by the transfer agent, prior to 9:00 p.m. ET on each business day for the transfer agent to process the peer-to-peer transfer in that day’s update of the Investor Register; transfers of token balances on the blockchain received by the transfer agent after 9:00 p.m. ET on each business day will not be processed by the transfer agent until the following business day’s update of the Investor Register. On business days, shareholders seeking to have their transfer of token balances processed in that day's update of the Investor Register are advised to submit such transfers well in advance of 9:00 p.m. ET, given that there may be transaction processing or other delays on the blockchain network that result in the transfer not being received by the transfer agent (the time of such receipt, the “Receipt Time”) before 9:00 p.m. ET.
Although you may transfer your token balances on the blockchain at any time, the transferee will not become the owner of the shares until the transfer agent has completed its process of updating the Investor Register to record the peer-to-peer transfer. However, upon completion of such process, the transferee will be deemed the owner of the shares as of the Receipt Time. In addition, if (i) the Receipt Time is prior to 9:00 p.m. ET on a business day (for the avoidance of doubt, this includes a Receipt Time that is on a day, including a non-business day (such as a weekend or holiday), prior to such business day), (ii) the transfer agent, on behalf of the Fund, does not reject the peer-to-peer transfer (see further information below regarding rejections of transfers), (iii) the transferee does not engage in a further peer-to-peer transfer with a Receipt Time that is prior to 9:00 p.m. ET on such business day (or the transferee does engage in such a peer-to-peer transfer, but the transfer agent, on behalf of the Fund, rejects it), and (iv) the transferee does not redeem, and is not, on the same business day, paid redemption proceeds in connection with, the shares subject to the peer-to-peer transfer request, the transferee will be entitled to receive that business day’s dividend declared by the Fund; otherwise, the transferor will be entitled to receive that business day’s dividend declared by the Fund.
If a transferee of Fund shares makes a redemption request and is paid the redemption price of the Shares between the Receipt Time and the time at which the transfer agent has completed its process of updating the Investor Register for the transfer, and the transfer is subsequently rejected or reversed, the result will be that the shares will be credited back to the transferor as if such transfer had not occurred. In such case the transferor and/or transferee will be liable to the Fund for the amount of the redemption payment paid to the transferee and any costs incurred by the Fund related to the reversed transfer. Recovery from the transferee or transferor is not guaranteed, which could result in a loss to the Fund.
If, between the Receipt Time and the time at which the transfer agent has completed its process of updating the Investor Register, the transfer agent receives a levy, attachment, garnishment, notice of lien, sequestration or similar process issued by or on behalf of a creditor of, or other claimant against, the transferor, or there is issued any stay in any bankruptcy or other court proceeding against
May 13, 2026  |  27

How Your Account Works (continued)
the transferor, the transfer agent may not be in a position to transfer registered ownership of the shares to the transferee or, if the transfer is made, there is a possibility that the transferee may be subject to the process or stay. If the transferee is subject to the process or stay, the ability of the transferee to subsequently transfer or redeem the transferred shares, or to receive dividends on the shares, may be negatively impacted. On business days, shareholders seeking to have the Receipt Time of their transfer occur prior to 9:00 p.m. ET on such business day are advised to submit such transfers well in advance of such cut-off time, given that there may be transaction processing or other delays on the blockchain network that result in the Receipt Time not occurring before 9:00 p.m. ET. The transfer agent, on behalf of the Fund, can process any number of transfers of any amount of token balances between any number of investors during a given day, and there is no minimum amount of token balances or Fund shares required to process a transfer. The transfer agent, on behalf of the Fund, may reject a peer-to-peer transfer (for example, because the transferee has been removed from the “allow list” between the time of the transfer of token balances on the blockchain and the time at which the transfer agent completes its process of updating the Investor Register to record the transfer), and in such cases the Fund will reverse the transfer of token balances on the blockchain, and the transferee will not be entitled to receive that day’s dividend on the shares corresponding to such token balances (assuming such transferee otherwise would have been eligible, as described above). A complete record of these transactions is viewable on the applicable blockchain.
The following are additional items you should be aware of with respect to peer-to-peer transfers of shares:
●
Neither the Fund nor the transfer agent requires that peer-to-peer transfers occur at $1.00 per share or at the next calculated NAV of the Fund.
●
A shareholder must be aware of other prospective investors on the “allow list” who are available to enter into peer-to-peer transfers, and neither the Fund nor its transfer agent will receive any transaction-based compensation in connection with peer-to-peer transfers or connect transferors and transferees. Thus, there may be few, if any, shareholders to whom shares can be transferred.
●
Peer-to-peer transfers do not constitute a public trading market and Fund shares will not be listed for trading on any such market, including a national securities exchange or an alternative trading system (ATS) operated by a registered broker that is subject to Regulation ATS.
●
To the extent investors engage in peer-to-peer transfers at a price other than NAV, such transfers may, in certain circumstances such as where the transferor is acting as a broker-dealer, have legal implications for such investors under the federal securities laws or otherwise.
●
Neither the Fund nor the transfer agent can ensure the reliability of any transfer of other assets negotiated in connection with peer-to-peer transfers. Transferees should be aware that, to the extent they agree to transfer assets or provide other form of payment to the transferor in exchange for the transfer of token balances, they will not, as noted above, become the owner of the shares until the transfer agent has completed its next update of the Investor Register to record the peer-to-peer transfer (although, as noted above, upon completion of such update, they will be deemed the owner of the shares as of the Receipt Time). In addition, it is the transferee’s sole responsibility to ensure that the transferor is, at the time of the transfer, the owner (or that the transferor will be, as of the next update of the Investor Register, deemed the owner) of the Fund shares corresponding to the token balances being transferred by the transferor to the transferee, and that the transferor is otherwise authorized to transfer such token balances to transferee.
●
Blockchain network(s) on which a peer-to-peer transfer is recorded may impose transaction fees (e.g., gas fees) to validate the transaction on the network. You are responsible for the payment of any blockchain transaction fees, such as gas fees, related to the transfer of your token balances.
●
Transferors and transferees should be aware that, for days that are weekends or holidays, the accrued income for those days is paid out as part of the dividend on the business day immediately preceding the weekend or holiday. Accordingly, for example, in a peer-to-peer transfer with a Receipt Time of one minute prior to 9:00 p.m. ET on a Friday that the Fund is open, the transferee will be entitled to receive that Friday’s dividend declared by the Fund, which will be inclusive of the accrued income for Saturday and Sunday.
●
You should consult your own tax advisor regarding your particular circumstances, and about any federal, state, local and foreign tax consequences in connection with the transfer of Fund shares.
●
Although not currently available, it currently is anticipated that, in the future, investors may have the ability to transfer token balances on a peer-to-peer basis from one blockchain to another (so-called “interoperability”). Any such interoperability may be limited by the particular blockchain from or to which token balances are desired to be transferred, as well as by the terms of this prospectus, as disclosed at the time such interoperability is available.
28  |  J.P. Morgan Money Market Funds

In the future, Fund shares may be available for purchase or sale from one shareholder to another shareholder (or potential shareholder) in a secondary trading market. The Fund has no current agreement to make its shares available for trading in a secondary market but may enter into such an agreement in the future. This feature is not currently, and may never be, available to investors. This feature would be subject to then-existing regulations and regulatory interpretations. However, there may be on-chain investors, such as stablecoin issuers, that utilize tokenized funds, such as the Fund, for investment purposes (e.g., to invest their stablecoin reserves). Therefore, it is possible that these investors may provide shareholders with ad hoc liquidity, including outside of normal Fund operating hours, with respect to their shares. However, there is no guarantee that such investors will utilize the Fund or that there will be such liquidity at any given time. Such investors would first need to be registered with the Fund, and the Fund or its adviser may require certain representations and warranties from such investors when utilizing the Fund in this manner.
May 13, 2026  |  29

Shareholder Information
Distributions and Taxes
The Fund has elected to be treated and intends to qualify each taxable year as a regulated investment company. A regulated investment company is not subject to tax at the corporate level on income and gains from investments that are distributed to shareholders. The Fund’s failure to qualify as a regulated investment company would result in corporate-level taxation and, consequently, a reduction in income available for distribution to shareholders.
The Fund can earn income and realize capital gain. The Fund deducts any expenses and then pays out the earnings, if any, to shareholders as distributions.
The Fund declares dividends of net investment income, if any, daily, so your shares can start earning dividends on the day that your order is accepted (provided that your order is accepted before the final cut-off time for such day). The Fund distributes such dividends of net investment income, if any, daily in the form of additional Fund shares of the same class. Dividends on a dividend reinvestment begin to accrue on the date following the purchase date. The taxation of dividends will not be affected by the form in which you receive them. For each taxable year, the Fund will distribute substantially all of its net investment income and short-term capital gain. Net short-term capital gains, if any, may be included in the Fund’s daily distribution. However, from time to time the Fund may not pay out all of the income and/or gains generated from its investments, including for the purpose of stabilizing its NAV per share.
For federal income tax purposes, dividends of net investment income and any net short-term capital gain generally are taxable as ordinary income. It is unlikely that dividends from the Fund will qualify to any significant extent for the reduced tax rate applicable to qualified dividend income. The Fund may consider certain repurchase agreements to be U.S. Government Securities for purposes of Rule 2a-7; however, such repurchase agreements are generally not expected to be considered as obligations of the United States for purposes of any income tax exemption applicable to interest paid on obligations of the United States. Accordingly, income distributed by the Fund that is derived from repurchase agreements is expected to be subject to federal, state and local income tax.
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceed certain threshold amounts.
Dividends of interest earned on bonds issued by the U.S. Government and its agencies may be exempt from some types of state and local taxes.
The Fund’s investments in certain debt obligations and asset backed securities may require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to liquidate other investments in its portfolio that it otherwise would have continued to hold, including when it is not advantageous to do so.
If you receive distributions that are properly reported as capital gain dividends, the tax rate will be based on how long the Fund held a particular asset, not on how long you have owned your shares. The Fund expects substantially all of its distributions of capital gain to be attributable to short-term capital gain which is taxed as ordinary income.
To avoid buying a dividend, please check the Fund’s Dividend and Capital Gain Schedule before you invest. There is some degree of uncertainty with respect to the tax treatment of liquidity fees received by the Fund, and such tax treatment may be the subject of future guidance issued by the IRS. If the Fund receives liquidity fees, it will consider the appropriate tax treatment of such fees to the Fund at such time.
Please see the Statement of Additional Information for additional discussion of the tax consequences of the above-described and other investments to the Fund and its shareholders.
The dates on which net investment income and capital gain, if any, will be distributed are available online at www.jpmorganfunds.com.
Early in each calendar year, the Fund will send you a notice showing the amount of distributions you received during the preceding calendar year and the tax status of those distributions.
Gains, if any, resulting from the sale of your shares generally will be subject to tax.
Any investor for whom the Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.
The Fund is not intended for foreign shareholders. Any foreign shareholders would generally be subject to U.S. tax withholding on distributions by the Fund, as discussed in the Statement of Additional Information.
30  |  J.P. Morgan Money Market Funds

Distributions by the Fund to entities that qualify for tax-exempt or tax-deferred treatment under federal income tax laws will generally not be taxable. Special tax rules may apply to investments by such entities. The tax considerations described in this section do not apply to such tax-exempt or tax-deferred entities or accounts. You should consult your tax advisor to determine the suitability of the Fund as an investment and the tax treatment of distributions.
The above is a general summary of the tax implications of investing in the Fund. Because each investor’s tax consequences are unique, please consult your tax advisor to see how investing in the Fund will affect your own tax situation.

IMPORTANT TAX REPORTING CONSIDERATIONS
Your Financial Intermediary or the Funds (if you hold your shares in a Fund direct account) is required to report gains and losses to the IRS in connection with redemptions of shares by S corporations purchased after January 1, 2012. If a shareholder is a corporation and has not instructed the Fund that it is a C corporation in its account application or by written instruction to J.P. Morgan Funds
Services, P.O. Box 219143, Kansas City, MO 64121-9145, the Funds will treat the shareholder as an S corporation and file a Form
1099-B.

Shareholder Statements and Reports
The Fund will send you transaction confirmation statements and account statements at least quarterly. If your account is held through a Financial Intermediary, you may receive your statements and confirmations from your Financial Intermediary on a different schedule. Please review these statements carefully. The Fund will correct errors if notified within one year of the date printed on the transaction confirmation or account statement. Your Financial Intermediary may have a different cut-off time. J.P. Morgan Funds will charge a fee for requests for statements that are older than two years. Please retain all of your statements, as they could be needed for tax purposes.
To reduce expenses and conserve natural resources, the J.P. Morgan Funds will deliver a single copy of prospectuses and financial reports to individual investors who share a residential address, provided they have the same last name or the J.P. Morgan Funds reasonably believe they are members of the same family. If you would like to receive separate mailings, please call 1-800-480-4111 and the J.P. Morgan Funds will begin individual delivery within 30 days. If you would like to receive these documents by e-mail, please visit www.jpmorganfunds.com and sign up for electronic delivery.
If you are the record owner of your Fund shares (that is, you did not use a Financial Intermediary to buy your shares), you may access your account statements at www.jpmorganfunds.com.
After each fiscal halfyear you will receive a financial report from the Funds. In addition, the Funds will periodically send you proxy statements and other reports.
If you have any questions or need additional information, please write to the J.P. Morgan Institutional Funds Service Center at P.O. Box 219265, Kansas City, MO 64121-9265 or call 1-800-766-7722.
Portfolio Holdings Disclosure
Each business day, the Fund will make available upon request an uncertified complete schedule of its portfolio holdings as of the prior business day.
Not later than five business days after the end of each calendar month, the Fund will post detailed information regarding its portfolio holdings, as well as its dollar-weighted average maturity and dollar-weighted average life, as of the last day of that month on the J.P. Morgan Funds’ website and provide a link to the SEC website where the most recent twelve months of publicly available information filed by the Fund may be obtained.
In addition, not later than five business days after the end of each calendar month, the Fund will file a schedule of detailed information regarding its portfolio holdings as of the last day of that month with the SEC. These filings will be publicly available on the J.P. Morgan Funds’ website at www.jpmorganfunds.com and the SEC’s website upon filing.
Shareholders may request portfolio holdings schedules at no charge by calling 1-800-766-7722. A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Statement of Additional Information.
In addition, the Fund may post portfolio holdings on the J.P. Morgan Funds’ website at www.jpmorganfunds.com or on the J.P. Morgan external websites.
On each business day, the Fund will post its levels of daily and weekly liquid assets as of the final time that the NAV was calculated for the Fund on the previous business day and each business day during the preceding six months on the J.P. Morgan Funds’ website.
May 13, 2026  |  31

Shareholder Information (continued)
On each business day, the Fund will post information regarding its net inflows/outflows and as of the final time that the NAV was calculated for the Fund on the previous business day and each business day during the preceding six months on the J.P. Morgan Funds’ website.
Disclosure of Market-Based Net Asset Value
On each business day, the Fund will post its market-based NAV per share (Market-Based NAV) to four decimal places shown as of the final time that the NAV was calculated for the Fund on the previous business day and each business day for the Fund during the preceding six months on the J.P. Morgan Funds’ website.
The Market-Based NAV will be provided for informational purposes only. For purposes of transactions in the shares of the Fund, in accordance with Rule 2a-7, the price for shares will continue to be the NAV per share of the applicable share class, calculated using the amortized cost method to two decimals, as described under “How Your Account Works.”
32  |  J.P. Morgan Money Market Funds

What the Terms Mean
Daily liquid assets: Means (i) cash; (ii) direct obligations of the U.S. Government; (iii) securities that will mature or are subject to a demand feature that is exercisable and payable within one business day and (iv) amounts receivable and due unconditionally within one business day on pending sales of portfolio securities.
Dollar-weighted average maturity: The average maturity of the Fund is the average amount of time until the organization(s) that issued the debt securities in the Fund’s portfolio must pay off the principal amount of the debt. This calculation may utilize maturity shortening provisions under applicable rules. “Dollar-weighted” means the larger the dollar value of debt security in the Fund, the more weight it gets in calculating this average. To calculate the dollar-weighted average maturity, the Fund may treat a variable or floating rate security as having a maturity equal to the time remaining to the security’s next interest rate reset date rather than the security’s actual maturity date.
Dollar-weighted average life: The dollar weighted average portfolio maturity without reference to the exceptions used for variable or floating rate securities regarding the use of the date of interest rate resets in lieu of the security’s actual maturity date.
Floating rate securities: Securities whose interest rates adjust automatically whenever a particular interest rate changes.
Liquidity: The ability to easily convert investments into cash without losing a significant amount of money in the process.
Management fee: A fee paid to the investment adviser to manage the Fund and make decisions about buying and selling the Fund’s investments.
Other expenses: Miscellaneous items, including transfer agency, administration, custody and registration fees.
Repurchase agreement: A special type of a short-term investment. A dealer sells securities to the Fund and agrees to buy them back later for a set price. This set price includes interest. In effect, the dealer is borrowing the Fund’s money for a short time, using the securities as collateral.
Service fee: A fee to cover the cost of certain support services provided for your account.
U.S. Government securities: Debt instruments (Treasury bills, notes, and bonds) guaranteed by the U.S. Government or its agencies or instrumentalities for the timely payment of principal and interest.
Variable rate securities: Securities whose interest rates are periodically adjusted.
Weekly liquid assets: Means (i) cash; (ii) direct obligations of the U.S. Government; (iii) Government securities issued by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States, that are issued at a discount to the principal amount to be repaid at maturity without the provision for the payment of interest and have a remaining maturity of 60 days or less; (iv) securities that will mature or are subject to a demand feature that is exercisable and payable within five business days and (v) amounts receivable and due unconditionally within five business days on pending sales of portfolio securities.
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Financial Highlights
This section would ordinarily include Financial Highlights. The Financial Highlights table is intended to help you understand the Fund’s performance for the Fund’s periods of operations. Because the Fund has not yet commenced operations as of the date of this prospectus, no Financial Highlights are shown.
34  |  J.P. Morgan Money Market Funds

How to Reach Us
MORE INFORMATION
For investors who want more information on the Fund, the following documents are available free upon request:
ANNUAL REPORTS, SEMI-ANNUAL REPORTS, AND FINANCIAL STATEMENTS AND OTHER INFORMATION
The Fund's annual reports, semi-annual reports, and Financial Statements and Other Information, when available, will contain more information about the Fund’s investments and performance.
STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the Fund and its policies. It is incorporated by reference into this prospectus. This means, by law, it is considered to be part of this prospectus.
You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-766-7722 or writing to:
J.P. Morgan Institutional Funds Service Center
P.O. Box 219265
Kansas City, MO 64121-9265
You can also find information online at www.jpmorganfunds.com.
Reports, a copy of the SAI, and the Financial Statements and Other Information about the Fund are also available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov.
Investment Company Act File No.:
JPMorgan Trust IV…………………………………………….…….….......................811-23117
©JPMorgan Chase & Co., 2026. All rights reserved. August 2026.

PR-MMTOK-826